SECURITY AGREEMENT
SECURITY AGREEMENT, dated as of February 27, 2019 (this “Agreement”), by and among 3D Systems Corporation, a Delaware corporation (together with its successors and assigns, the “Borrower”), 3D Holdings, LLC, a Delaware corporation (“3D Holdings”), 3D Systems, Inc., a California corporation (“3D Inc.”, and together with the Borrower, 3D Holdings and the Additional Grantors that become party hereto after the date hereof, each a “Grantor” and collectively, the “Grantors”), and HSBC Bank USA, National Association, as administrative agent (in such capacity, the “Administrative Agent”), for the benefit of the Secured Parties.
The Grantors, certain Lenders party thereto from time to time and the Administrative Agent are parties to that certain Credit Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for the making of extensions of credit and other financial accommodations to the Borrower.
In accordance with the Credit Agreement, the Grantors (other than the Borrower) have agreed to guarantee the Borrower’s obligations under the Credit Agreement.
To induce the Lenders to enter into the Credit Agreement and to extend credit and other financial accommodations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors have agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Obligations (as defined in the Credit Agreement). Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS; TERMS GENERALLY; ETC.
Section 1.1    Definitions. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.
Section 1.2    Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Software” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “Instruction”, “Securities Account”, “Security”, “Security Certificate”, “Security Entitlement”, “Supporting Obligation” and “Uncertificated Security” have the respective meanings set forth in Article 8 of the NYUCC.
Section 1.3    Additional Definitions. In addition, as used herein:
“Additional Grantor” is defined in Section 5.14.
“Collateral” has the meaning set forth in Article III.
“Contingent Secured Obligations” means obligations of each Grantor in respect of (a) Letters of Credit issued by the Issuing Lender for the account of the Borrower under any Loan Document and (b) any other claim that may be payable to any Secured Party by any Grantor under any Loan Document that is not yet due and payable.
“Copyright Collateral” means (a) all Copyrights of a Grantor, whether now owned or hereafter acquired by such Grantor, including each Copyright identified in Annex IV (as such Annex may be amended or supplemented from time to time), (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (c) rights to sue and recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto and (d) each Grantor’s rights corresponding thereto throughout the world.
“Copyrights” means all works of authorship and copyrightable subject matter, and copyrights, whether registered or unregistered, copyright registrations and applications therefor, including renewals, revisions, derivative works, enhancements, modifications, updates, new releases and other revisions and extensions thereof.
“Excluded Accounts” means (a) Deposit Accounts the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Grantors to be paid to the Internal Revenue Service or state or local government agencies with respect to current or former employees of any one or more of the Grantors and (ii) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 25 10.3-102 on behalf of or for the benefit of employees of one or more Grantors or amounts used for workers’ compensation and similar expenses of one or more Grantors, (b) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts, payroll accounts, trust accounts, social security accounts, any other fiduciary accounts and insurance accounts, and (c) other Deposit Accounts the aggregate balance of which does not exceed $500,000 at any time.
“Grantor” has the meaning set forth in the preamble hereto.
“Grantor Registered Intellectual Property” has the meaning set forth in Section 2.7(a).
“Initial Pledged Equity Interests” means the Equity Interests of each Issuer beneficially owned by each Grantor on the date hereof and identified in Annex III (Part A) (as such Annex may be amended or supplemented from time to time).
“Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral, all Trademark Collateral and all Trade Secret Collateral together with (a) all inventions, (b) all licenses or user or other agreements granted to a Grantor with respect to any of the foregoing, in each case whether now or hereafter owned or used, (c) all Software, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing such as blueprints, compilations of information, instruction manuals, notebooks, prototypes, reports, samples, studies, and summaries); any and all other rights relating to any of the foregoing; and all copies and tangible embodiments of the foregoing, in whatever form or medium, (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured, (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by a Grantor and (g) all causes of action, claims and warranties now or hereafter owned or acquired by a Grantor in respect of any of the items listed above.
“Intellectual Property Security Agreement” has the meaning set forth in Section 4.1(e).
“Issuers” means, collectively, (a) the respective Persons identified on Annex III (Part A) (as such Annex may be amended or supplemented from time to time) under the caption “Issuer”, (b) any other Person that shall at any time be a Subsidiary of any Grantor and (c) the issuer of any equity securities hereafter owned by each Grantor.
“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Patent Collateral” means (a) all U.S. Patents of a Grantor, whether now owned or hereafter acquired by such Grantor, including each Patent identified in Annex V (as such Annex may be amended or supplemented from time to time), (b) licenses pertaining to any Patents whether Grantor is a licensor or licensee and (c) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto.
“Patents” means all patents (including certificates of invention and other patent equivalents), utility models, and applications for the foregoing, including provisional applications, and all continuations, continuations-in-part, divisions, reissues, re-examinations, renewals, and extensions thereof or related thereto, and all applications or counterparts in any jurisdiction pertaining to any of the foregoing.
“Pledged Equity Interests” means, collectively, the Equity Interests of each Issuer beneficially owned by each Grantor means, collectively, (a) the Initial Pledged Equity Interests and (b) all other Equity Interests of any Issuer now or hereafter owned by each Grantor, together in each case with (i) all certificates representing the same, (ii) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Equity Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity Interests or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity Interests and (iii) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Equity Interests of any successor entity of any such merger or consolidation.
“Software” means all software, including software code (in any form, including source code and executable or object code), subroutines, user interfaces, techniques, and web sites.
“Trade Secrets” means common law and statutory trade secrets and other confidential, technical, business or proprietary information (including ideas, formulas, compositions, designs, inventions, and conceptions of inventions whether patentable or un-patentable, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, algorithms, APIs, databases, schemata and schematics, design documents and analyses, diagrams, documentation, formulae, know-how, literary works, mask works, logistics information, graphics, images, photographs, publicity rights, maps, marketing plans and collateral, methods, methodologies, network configurations, architectures, topologies and topographies, processes, program listings, programming tools, proprietary information, protocols, sales data, and specifications).
“Trade Secret Collateral” means Trade Secrets obtained by or used in or contemplated at any time for use in the business of any Grantor (including all patent applications in preparation for filing anywhere in the world), whether or not such Trade Secrets have been reduced to a writing or other tangible form (including all documents and things embodying, incorporating or referring in any way to such Trade Secrets) all Trade Secret licenses, including each Trade Secret license referred to in Annex VI attached hereto (as such Annex may be amended or supplemented from time to time), and including the right to sue for, to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.
“Trademark Collateral” means (a) all Trademarks of a Grantor, whether now owned or hereafter acquired by such Grantor, including each Trademark identified in Annex VI (as such Annex may be amended or supplemented from time to time), (b) licenses pertaining to any Trademarks, whether the Grantor is a licensor or licensee, (c) all income, royalties, damages and payments now or hereafter due and/or payable with respect to any such mark or any such license, including, damages and payments for past, present or future infringements thereof and (d) all rights to sue and recover for all past, present and future infringements thereof and all rights to sue therefor. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.
“Trademarks” means all trade names, trademarks and service marks, trade dress, logos, distinguishing guises and indicia, corporate names, business names, domain names (URLs), whether or not registered, including all common law rights, trademark and service mark registrations, and applications for trademark and service mark registrations including all renewals of trademark and service mark registrations together, with the goodwill connected with the use of, and symbolized by, each of the foregoing.
ARTICLE II
REPRESENTATION AND WARRANTIES
Each Grantor represents and warrants to the Administrative Agent and the other Secured Parties on and as of the date hereof that:
Section 2.1    Organizational Matters; Enforceability, Etc.
(a)    Such Grantor is duly organized and formed, validly existing and in good standing under the Laws of the jurisdiction of its organization. The execution, delivery and performance of this Agreement, and the grant of the security interests pursuant hereto, (i) are within such Grantor’s powers and have been duly authorized by all necessary corporate, limited liability company or other action (as applicable), (ii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (1) such as have been obtained or made and are in full force and effect and (2) filings and recordings in respect of the security interests created pursuant hereto, (iii) will not violate any applicable Law or the organizational documents of such Grantor or any order of any Governmental Authority binding upon such Grantor or its property, (iv) will not violate any indenture, agreement or other instrument binding upon such Grantor or any of its assets, or give rise to a right thereunder to require any payment to be made by any such Person and (v) except for the security interests created pursuant hereto, will not result in the creation or imposition of any Lien on any asset of such Grantor.
(b)    This Agreement has been duly executed and delivered by such Grantor and constitutes, a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 2.2    Title. Such Grantor is the sole beneficial owner of the Collateral and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person) other than (a) the security interest created or provided for herein, which security interest constitutes a valid first and prior perfected Lien on the Collateral and (b) the Liens expressly permitted by the Loan Documents. There exists no Lien on the Pledged Equity Interests of such Grantor.
Section 2.3    Names; Filing Details; Etc. The full and correct legal name, type of organization, jurisdiction of organization and mailing address of such Grantor as of the date hereof are correctly set forth in Annex I. The U.C.C. financing statements containing the description of the Collateral that have been prepared for filing in the office specified in Annex I hereto constitute all the filings and recordations (except with respect to Intellectual Property) that are, as of the Closing Date, necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Collateral in which a security interest may be perfected by filing such financing statements.
Section 2.4    Changes in Circumstances. Such Grantor has not (a) within the period of four (4) months prior to the date hereof, changed its location (as defined in Section 9‑307 of the NYUCC), (b) within five (5) years prior to the date hereof, except as specified in Annex I, heretofore changed its name or (c) within five (5) years prior to the date hereof, except as specified in Annex II, heretofore become a “new debtor” (as defined in Section 9‑102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person.
Section 2.5    Pledged Equity Interests.
(a)    The Initial Pledged Equity Interests constitute (i) 100% of the issued and outstanding Equity Interests of each Issuer other than a non-Domestic Subsidiary beneficially owned by a Grantor on the date hereof (other than any Equity Interests held in a Securities Account referred to in Annex VII (as such Annex may be amended or supplemented from time to time)), and (ii) in the case of each Issuer that is a non-Domestic Subsidiary, (A) 65% of the issued and outstanding shares of voting stock of such Issuer and (B) 100% of all other issued and outstanding shares of capital stock of whatever class of such Issuer beneficially owned by such Grantor on the date hereof, in each case whether or not registered in the name of such Grantor. Annex III (Part A) correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Equity Interests and (in the case of any corporate Issuer) the respective class and par value of such Equity Interests and the respective number of such Equity Interests (and registered owner thereof) represented by each such certificate.
(b)    The Pledged Equity Interests are, and all other Pledged Equity Interests in which such Grantor shall hereafter grant a security interest pursuant to Article III will be, (i) duly authorized, validly existing, fully paid and non‑assessable (in the case of any Equity Interests issued by a corporation) and (ii) duly issued and outstanding (in the case of any Equity Interests in any other entity), and none of such Pledged Equity Interests are or will be subject to any contractual restriction on the transfer of such Pledged Equity Interests (except for any such restriction contained herein or in the Loan Documents, or under the organizational documents of such Issuer).
Section 2.6    Promissory Notes. Annex III (Part B) (as such Annex may be amended or supplemented from time to time) sets forth a complete and correct list of all Promissory Notes (other than any held in a Securities Account referred to in Annex VII (as such Annex may be amended or supplemented from time to time)) held by such Grantor on the date hereof.
Section 2.7    Intellectual Property.
(a)    Annexes IV, V and VI, respectively, set forth a complete and correct list of all copyright registrations, copyright registration applications, patent registrations, patent applications, trademark registrations and trademark registration applications owned by such Grantor which are registered or pending in the United States Copyright Office, USPTO, and the trademark offices of the States and territories of the United States, and the trademark offices of other nations throughout the world on the date hereof (or, in the case of any supplement to said Annexes IV, V and VI, effecting a pledge thereof, as of the date of such supplement) (collectively, the “Grantor Registered Intellectual Property”).
(b)    Except pursuant to licenses and other user agreements entered into by such Grantor in the ordinary course of business that are listed in said Annexes IV, V and VI (including as supplemented by any supplement effecting a pledge thereof), such Grantor has done nothing to authorize or enable any other Person to use any Grantor Registered Intellectual Property, and all Grantor Registered Intellectual Property is in full force and effect.
(c)    To such Grantor’s knowledge, except as set forth in said Annexes IV, V and VI (as supplemented by any supplement effecting a pledge thereof), there is no violation by others of any right of such Grantor with respect to the Grantor Registered Intellectual Property. Except as set forth in said Annexes IV, V and VI (as so supplemented), there is no action, proceeding, claim or complaint pending or, to such Grantor’s knowledge, threatened to be brought against such Grantor by any Person which could reasonably be expected to jeopardize any of such Grantor’s interests in any of the Grantor Registered Intellectual Property, except those which could not reasonably be expected, in the aggregate, to have a Material Adverse Effect.
(d)    The Grantor Registered Intellectual Property is subsisting and has not been adjudicated invalid or unenforceable, in whole or in part, and is valid, unexpired and enforceable.
(e)    With respect to the Grantor Registered Intellectual Property, such Grantor has made all filings and recordations required by applicable law to have been made with the USPTO, the United States Copyright Office, or with any applicable foreign equivalent patent, trademark or copyright office to record its interest in such Grantor Registered Intellectual Property.
(f)    No Grantor has made any assignment or agreement in conflict with the security interest in the Intellectual Property of any Grantor hereunder.
Section 2.8    Deposit Accounts, Securities Accounts and Commodity Accounts. Annex VII (as such Annex may be amended or supplemented from time to time) sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts of such Grantor on the date hereof.
Section 2.9    Commercial Tort Claims. Annex VIII (as such Annex may be amended or supplemented from time to time) sets forth a complete and correct list of all commercial tort claims of such Grantor in existence on the date hereof.
ARTICLE III
COLLATERAL
As collateral security for the Payment In Full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Article III being collectively referred to herein as “Collateral”):
(a)    all Accounts:
(b)    all As-Extracted Collateral;
(c)    all Chattel Paper;
(d)    all Deposit Accounts;
(e)    all Documents;
(f)    all Equipment;
(g)    all Fixtures;
(h)    all General Intangibles;
(i)    all Goods not covered by the other clauses of this Article III;
(j)    the Pledged Equity Interests;
(k)    all Instruments, including all Promissory Notes;
(l)    all Intellectual Property;
(m)    all Inventory;
(n)    all Investment Property not covered by other clauses of this Article III, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;
(o)    all Letter-of-Credit Rights;
(p)    all commercial tort claims, as defined in Section 9‑102(a)(13) of the NYUCC, arising out of the events described in Annex VIII (as such Annex may be amended or supplemented from time to time);
(q)    all other tangible and intangible personal property whatsoever of such Grantor; and
(r)    all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Grantor or any computer bureau or service company from time to time acting for such Grantor).
IT BEING UNDERSTOOD, HOWEVER, that (A) in the case of any of the foregoing that consists of general or limited partnership interests in a general or limited partnership, the security interest hereunder shall be deemed to be created only to the maximum extent permitted under the applicable organizational instrument pursuant to which such partnership is formed, (B) in no event shall the security interest granted under this Article III attach to any lease, license, contract, property rights or agreement to which the Grantor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9‑406, 9‑407, 9‑408 or 9‑409 of the Uniform Commercial Code as in effect in the relevant jurisdiction); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral will include, and the Grantors will be deemed to have granted a Lien in all such rights and interests as if such provision had never been in effect, (C) the security interest granted under this Article III shall not attach to any Excluded Accounts, and (D) the security interest created hereby in Equity Interests constituting voting stock of any Issuer that is a non-Domestic Subsidiary shall be limited to that portion of such voting stock that does not exceed 65% of the aggregate issued and outstanding voting stock of such Issuer.
ARTICLE IV
FURTHER ASSURANCES; REMEDIES.
In furtherance of the grant of the security interest pursuant to Article III, each Grantor hereby agrees with the Administrative Agent and the other Secured Parties as follows:
Section 4.1    Delivery and Other Perfection. Each Grantor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or reasonably desirable in the judgment of the Administrative Agent, to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights on behalf of the Secured Parties hereunder with respect to such security interest, and without limiting the foregoing, shall:
(a)    if any of the Pledged Equity Interests, Investment Property or Financial Assets constituting part of the Collateral are received by the Grantor, forthwith (x) deliver to the Administrative Agent the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent, may reasonably request, all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as the Administrative Agent, may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral;
(b)    promptly from time to time deliver to the Administrative Agent any and all Instruments with a face value in excess of $100,000 constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent, may request; provided that (other than in the case of the promissory notes described in Annex III (Part B) (as such Annex may be amended or supplemented from time to time)) so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course any Instruments received by such Grantor in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instrument delivered by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Administrative Agent, against trust receipt or like document);
(c)    promptly upon request of the Required Lenders enter into such control agreements, each in form and substance reasonably acceptable to the Administrative Agent, as may be required to perfect the security interest created hereby in any and all Deposit Accounts and Securities Accounts (other than Excluded Accounts);
(d)    (i) promptly upon request of the Required Lenders, maintain all Electronic Chattel Paper so that the Administrative Agent has control of such Electronic Chattel Paper in the manner specified in Section 9-105 of the Uniform Commercial Code of the applicable jurisdiction and (ii) promptly from time to time use commercially reasonable efforts to obtain the consent of the issuer to an assignment of proceeds of the applicable letter of credit with respect to any Letter-of-Credit Rights not constituting Supporting Obligation and are in excess of $100,000 and promptly furnish to the Administrative Agent true copies thereof;
(e)    promptly from time to time upon the request of the Administrative Agent, execute and deliver such short-form security agreements in the Form of Exhibit II (each an “Intellectual Property Security Agreement” and collectively, the “Intellectual Property Security Agreements”) to the extent not otherwise covered by an Intellectual Property Security Agreement;
(f)    keep books and records relating to the Collateral in accordance with GAAP, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and
(g)    not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or amend, supplement or modify any Account in any manner that could reasonably be likely to adversely affect the value thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor’s business (including as a result of reserving as an uncollectable balance any Account).
Section 4.2    Other Financing Statements or Control. Except as otherwise permitted under the Loan Documents, each Grantor shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party, except for any filing or instrument made in connection with any Liens permitted by the Loan Documents or (b) cause or permit any Person other than the Administrative Agent to have “control” (as defined in Section 9‑104, 9‑105, 9‑106 or 9‑107 of the NYUCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.
Section 4.3    Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
Section 4.4    Special Provisions Relating to Certain Collateral.
(a)    Pledged Equity Interests.
(i)    Each Grantor will cause the Pledged Equity Interests to constitute at all times (A) 100% of the total number of Equity Interests of each Issuer other than a non-Domestic Subsidiary then issue and outstanding owned by such Grantor and (B) in the case of any Issuer that is a non-Domestic Subsidiary, 65% of the total number of Equity Interests of voting stock of such Issuer and 100% of the total number of Equity Interests of all other classes of capital stock of such Issuer then issued and outstanding owned by such Grantor.
(ii)    So long as no Event of Default shall have occurred and be continuing and the applicable Grantor has not received notice of the Administrative Agent’s intent to exercise voting, consensual and other powers of ownership, each Grantor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Equity Interests for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein; and the Administrative Agent shall execute and deliver to such Grantor or cause to be executed and delivered to such Grantor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.4(a)(ii).
(iii)    Unless and until an Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Equity Interests paid in cash out of earned surplus.
(iv)    If an Event of Default shall have occurred and be continuing, whether or not the Administrative Agent exercises any available right to declare any Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable Law or under this Agreement, the Loan Documents or any other agreement relating to such Obligation, all dividends and other distributions on the Pledged Equity Interests shall be paid directly to the Administrative Agent, for the benefit of the Secured Parties, and retained by it in a cash collateral account as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, each Grantor agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end; provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of such Grantor (except to the extent theretofore applied to the Obligations), be returned by the Administrative Agent to such Grantor.
(v)    Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Pledged Equity Interests consisting of an interest in a partnership or a limited liability company that (A) is dealt in or traded on a securities exchange or in a securities market, (B) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (C) is an investment company security, (D) is held in a Securities Account or (E) constitutes a Security or a financial asset.
(vi)    Without the prior written consent of the Administrative Agent, no Grantor will (A) vote to enable, or take any other action to permit, any applicable Issuer to issue any Investment Property or Equity Interests constituting partnership or limited liability company interests, except for those additional Investment Property or Equity Interests constituting partnership or limited liability company interests that will be subject to the security interest granted herein in favor of the Secured Parties or (B) enter into any agreement or undertaking, except in connection with a Permitted Disposition, restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Investment Property or Pledged Equity or Proceeds thereof. The Grantors will defend the right, title and interest of the Administrative Agent in and to any Investment Property and Pledged Equity against the claims and demands of all Persons whomsoever.
(vii)    If any Grantor shall become entitled to receive or shall receive (A) any Certificated Securities (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the ownership interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof or (B) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other funds of such Grantor, and promptly deliver the same to the Administrative Agent, on behalf of the Secured Parties, in accordance with the terms hereof.
(b)    Intellectual Property.
(i)    Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 4.5 after the occurrence and during the continuation of an Event of Default, and for no other purpose, each Grantor hereby grants to the Administrative Agent an irrevocable, non‑exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided, that such license shall only be deemed valid if it does not result in the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor in such Intellectual Property or a breach or termination pursuant to the terms of, or a default under, any related license, contract, property rights or agreement.
(ii)    Notwithstanding anything contained herein to the contrary, but subject to any provision of the Loan Documents that limit the rights of any Grantor to dispose of its property, so long as no Event of Default shall have occurred and be continuing, each Grantor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of such Grantor. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Grantor shall have certified are appropriate in its judgment to allow it to take any action permitted above. The exercise of rights and remedies under Section 4.5 by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the first sentence of this clause (ii).
(iii)    No Grantor shall do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned, dedicated to the public or unenforceable unless such Grantor has either (x) reasonably determined in good faith that such Patent Collateral is of immaterial economic value or (y) has a valid business purpose to do so.
(iv)    No Grantor shall, and no Grantor shall permit any of its licensees to, unless such Grantor has either (x) reasonably determined in good faith that the applicable Trademark Collateral is of immaterial economic value or (y) has a valid business purpose to do otherwise: (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force and effect free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any Federal, state or foreign authority with an appropriate notice of such registration or (D) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.
(v)    No Grantor shall, unless such Grantor has either (x) reasonably determined in good faith that any of the Copyright Collateral or any of the Trade Secrets Collateral is of immaterial value or (y) has a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain expect upon expiration of the end of an unrenewable term of a registration thereof.
(vi)    Concurrently with the delivery of the Compliance Certificate required to be delivered pursuant to Section 8.3.3 of the Credit Agreement, Borrower shall notify the Administrative Agent if it, or the applicable Grantor, knows that any application or registration relating to any item of the Intellectual Property with a fair market value in excess of $500,000, could reasonably be expected to become abandoned, dedicated to the public, placed in the public domain, invalid or unenforceable, or of any adverse final, unappealable determinations (including the institution of, or any final determination in, any proceeding in the USPTO, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the applicable Grantor’s ownership of any item of the Intellectual Property with a fair market value in excess of $500,000, its right to register the same or to keep, maintain and enforce the same.
(vii)    Each Grantor shall take commercially reasonable steps, including in any proceeding before the USPTO and the United States Copyright Office to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property as applicable, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that the dedication, abandonment, or invalidation is permitted under the foregoing clauses (iii), (iv) and (v)).
(c)    Chattel Paper. Each Grantor will (i) deliver to the Administrative Agent each original of each item of Chattel Paper in excess of $100,000 at any time constituting part of the Collateral and (ii) cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to the Administrative Agent, indicating that such Chattel Paper is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than the Administrative Agent without the consent of the Administrative Agent would violate the rights of the Administrative Agent.
Section 4.5    Remedies.
(a)    Rights and Remedies Generally upon an Event of Default. If an Event of Default shall have occurred and is continuing, the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the NYUCC (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right); provided, however, that the Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents to which it is a party as Administrative Agent, and no implied covenants or obligations shall be read into this Agreement or any other such Security Documents against the Administrative Agent; and without limiting the foregoing, the Administrative Agent may in each case, at any time after the occurrence and during the continuation of an Event of Default:
(i)    in its name or in the name of any Grantor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
(ii)    make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;
(iii)    require each Grantor to notify (and such Grantor hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to the Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by such Grantor they shall be held in trust by such Grantor for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Administrative Agent for application as provided herein);
(iv)    require each Grantor to assemble the Collateral at such place or places, reasonably convenient to the Administrative Agent and such Grantor, as the Administrative Agent may direct;
(v)    apply any cash collateral account and any money or other property therein to payment of the Obligations;
(vi)    require each Grantor to cause the Pledged Equity Interests to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any of such Pledged Equity Interests is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to such Grantor copies of any notices and communications received by it with respect to such Pledged Equity Interests); and
(vii)    sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Administrative Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of any Grantor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.
The Proceeds of each collection, sale or other disposition under this Section 4.5, including by virtue of the exercise of any license granted to the Administrative Agent in Section 4.4(b), shall be applied in accordance with Section 4.9.
(b)    Certain Securities Act Limitations. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Parties than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.
(c)    Exculpatory Provisions with Respect to the Administrative Agent.
(i)    Notwithstanding anything contained herein to the contrary, the Administrative Agent shall not be required to exercise any discretion or take any action but shall only be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders, in each case, as specified therein, and such instructions shall be binding upon the Administrative Agent and each of the Secured Parties; provided, however, that the written instructions of all of the Secured Parties shall be required where expressly provided for herein; provided, further, that the Administrative Agent shall not be required to take any action which is contrary to any provision of the Security Documents or applicable Law.
(ii)    Notwithstanding any other provision of this Agreement or any other Security Document, in no event shall the Administrative Agent be required to foreclose on, or take possession of, the Collateral, if, in the judgment of the Administrative Agent, such action would be in violation of any applicable Law, rule or regulation pertaining thereto, or if the Administrative Agent reasonably believes that such action would result in the incurrence of liability by the Administrative Agent for which it is not fully indemnified by the Secured Parties.
(iii)    The powers conferred on the Administrative Agent under this Agreement and the other Security Documents are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody and preservation of the Collateral in its possession and the accounting for monies actually received by it, the Administrative Agent shall have no other duty as to the Collateral, whether or not the Administrative Agent or any of the other Lenders or Issuing Lenders has or is deemed to have knowledge of any matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Administrative Agent hereby agrees to exercise reasonable care in respect of the custody and preservation of the Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.
(iv)    The Administrative Agent may at any time request instructions from the Required Lenders as to a course of action to be taken by it hereunder and under any of the Security Documents or in connection herewith and therewith or any other matters relating hereto and thereto.
(d)    Notice. Each Grantor agrees that to the extent the Administrative Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten (10) Business Days’ notice shall be deemed to constitute reasonable prior notice.
(e)    Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction. The rights and remedies of the Administrative Agent and the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Secured Parties may have.
Section 4.6    Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.5 are insufficient to cover the costs and expenses of such realization and the Payment In Full of the Obligations, each Grantor shall remain liable for any deficiency.
Section 4.7    Locations; Names, Etc. Without at least 10 days’ prior written notice to the Administrative Agent, no Grantor shall (i) change its location (as defined in Section 9‑307 of the NYUCC), and (ii) change its name from the name shown as its current legal name on Annex I.
Section 4.8    Private Sale. The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.5 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against the Administrative Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
Section 4.9    Application of Proceeds. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under this Article IV, shall be applied by the Administrative Agent in accordance with Section 9.2.4 of the Credit Agreement. For purposes hereof, whenever this Agreement contemplates that cover shall be provided for Contingent Secured Obligations, such cover shall be effected by the payment to the Administrative Agent of any amount that will be deposited into a cash collateral account to be held by the Administrative Agent as collateral security for the payment of such Contingent Secured Obligations as and when they become due and payable.
Section 4.10    Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in such Grantor’s own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all actions and execute any and all documents and instruments that may, in the judgment of the Administrative Agent, be necessary to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Article IV to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
Section 4.11    Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at the written direction of the Required Lenders, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly within ten days after presentation of an invoice in reasonable detail, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may, after the occurrence and during the continuation of an Event of Default, at the written direction of the Required Lenders, make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
Section 4.12    Perfection and Recordation. Each Grantor authorizes the Administrative Agent to file Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” or words of similar effect of such Grantor (provided that no such description shall be deemed to modify the description of Collateral set forth in Article III).
Section 4.13    Termination and Release.
(a)    Upon Payment In Full of all of the Obligations, this Agreement shall terminate and the Collateral shall be automatically released from the Liens granted hereunder and the other Loan Documents without further action by any Person. The Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of each Grantor and to be released and canceled all licenses and rights referred to in Section 4.4(b). The Administrative Agent shall also, at the expense of each Grantor, execute and deliver to such Grantor upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by such Grantor to effect the termination and release of the liens on the Collateral as required by this Section 4.13.
(b)    Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor and upon the release of any Grantor from its obligations under its Guaranty, in each case permitted by, and in accordance with, the terms of the Loan Documents, the Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor upon such release or termination such Uniform Commercial Code amendment statements or termination statements, as the case may be and such other documentation as shall be reasonably requested by such Grantor to effect the release of the liens on such item of Collateral or Grantor and return all such Collateral in its possession to the applicable Grantor.
Section 4.14    Standard of Care. The powers conferred on the Administrative Agent under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody and preservation of the Collateral in its possession and the accounting for monies actually received by it, the Administrative Agent shall have no other duty as to the Collateral, whether or not the Administrative Agent or any of the other Lenders has or is deemed to have knowledge of any matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Administrative Agent hereby agrees to exercise reasonable care in respect of the custody and preservation of the Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.
ARTICLE V
MISCELLANEOUS.
Section 5.1    Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, and addressed to such party at its address or facsimile number set forth in Section 11.5 of the Credit Agreement, in an Assignment and Assumption or at such other address or facsimile number as may be designated by such party in a notice to the other parties given in accordance with Section 11.5 of the Credit Agreement. Each party agrees to conform and comply with the notices obligations undertaken in Section 11.5 of the Credit Agreement. Nothing herein or in Section 11.5 of the Credit Agreement shall prejudice the right of any Secured Party to give notice or other communication pursuant hereto in any other manner specified.
Section 5.2    No Waiver. No failure or delay or course of dealing on the part of the Secured Parties in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to the Administrative Agent and each Secured Party hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Loan Documents or any of the Swap Agreements with respect to Swap Liabilities with a Lender or an Affiliate of a Lender or Cash Management Liabilities. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.
Section 5.3    Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor and the Administrative Agent.
Section 5.4    Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Secured Parties. No Grantor’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Grantor without the prior written consent of the Administrative Agent (and any purported assignment or delegation without such consent shall be null and void).
Section 5.5    Expenses. Section 11.3.1 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such Section was set forth in full herein.
Section 5.6    Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.
Section 5.7    Applicable Law; Jurisdiction; Service of Process and Venue.
(a)    Applicable Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles except Title 14 of Article 5 of the New York General Obligations law.
(b)    SUBMISSION TO JURISDICTION. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THIS SECTION 5.7(c). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.
(d)     SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 5.8    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 5.9    Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.
Section 5.10    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 5.11    Entire Agreement. This Agreement and the other Loan Documents represent the entire agreement among the parties relating to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party with respect to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
Section 5.12    No Fiduciary Relationship. The Secured Parties and the Administrative Agent may have economic interests that conflict with those of any Grantor, its stockholders and/or its Affiliates. Each Grantor agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Secured Party or the Administrative Agent, on the one hand, and any Grantor, its stockholders or its Affiliates, on the other. Each Grantor acknowledges and agrees that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions and (B) in connection therewith and with the process leading thereto (i) no Secured Party nor the Administrative Agent has assumed an advisory or fiduciary responsibility in favor of any Grantor, its stockholder or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Secured Party or the Administrative Agent has advised, is currently advising or will advise any Grantor, its stockholders or its Affiliates on other matters) or any other obligation to any Grantor except the obligations expressly set forth in the Loan Documents and (ii) each Secured Party and the Administrative Agent is acting solely as principal and not as the agent or fiduciary for any Grantor, its management, stockholders, creditors or any other Person. Each Grantor acknowledges and agrees that such Grantor has consulted its own legal and financial advisors to the extent it deemed appropriate and it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Grantor agrees that it will not claim that the Administrative Agent or any Secured Party has rendered advisory services of any nature or respect, or owes any fiduciary or similar duty to such Grantor, in connection with such transaction or the process leading thereto.
Section 5.13    Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender (which term shall for the purposes of this Section 5.13 include the Issuing Lenders) and each of their Affiliates is hereby authorized by each Grantor at any time or from time to time subject to the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Grantor or to any other Person (other than the Administrative Agent), any such notice being hereby expressly waived to the fullest extent permitted by applicable law, to set off and to appropriate and to apply any and all deposits (time or demand, provisional or final, general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Grantor against and on account of the obligations and liabilities of any Loan Party to such Lender hereunder, the Letters of Credit and participations therein and under the other Loan Documents, including all claims of any nature or description arising out of or connected hereto, the Letters of Credit and participations therein or with any other Loan Document, irrespective of whether or not (a) such Lender or such Affiliate shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Article II of the Credit Agreement and although such obligations and liabilities, or any of them, may be contingent or unmatured.
Section 5.14    Additional Grantors. Each Person required to become a party to this Agreement pursuant to Section 8.1.9 of the Credit Agreement shall be referred to as an “Additional Grantor” and become a Grantor for all purposes of this Agreement upon execution and delivery by such Person of a Joinder Agreement in the form of Exhibit I hereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
3D SYSTEMS CORPORATION

By: /s/ Andrew M. Johnson______
Andrew M. Johnson
Executive Vice President, Chief Legal
Officer and Secretary

3D HOLDINGS, LLC
By: 3D SYSTEMS CORPORATION, ITS MANAGER

By: /s/ Andrew M. Johnson______
Andrew M. Johnson
Executive Vice President, Chief Legal
Officer and Secretary

3D SYSTEMS, INC.

By: /s/ Andrew M. Johnson______
Andrew M. Johnson
Executive Vice President, Chief Legal
Officer and Secretary

HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Nimish Pandley______
Nimish Pandley
Assistant Vice President

NAMES, LOCATIONS AND FILING DETAILS

Names

Grantor’s correct legal name:	Previous names:	Additional names:	Type of organization:	Jurisdiction of organization/Principal Place of Residence	Mailing Address
3D SYSTEMS CORPORATION	None.	None.	Corporation	Delaware	333 Three D Systems Circle, Rock Hill, SC 29730
3D SYSTEMS, INC.	None.	None.	Corporation	California	333 Three D Systems Circle, Rock Hill, SC 29730
3D HOLDINGS, LLC	None.	None.	Limited liability company	Delaware	333 Three D Systems Circle, Rock Hill, SC 29730

Changes in Name

Grantor’s correct legal name:	Description of name changes:
3D SYSTEMS CORPORATION	None.
3D SYSTEMS, INC.	None.
3D HOLDINGS, LLC	None.

Changes in Location

Grantor’s correct legal name:	Description of location changes:
3D SYSTEMS CORPORATION	None.
3D SYSTEMS, INC.	None.
3D HOLDINGS, LLC	None.

Filing Office

Grantor’s correct legal name:	Filing Office:
3D SYSTEMS CORPORATION	Delaware Secretary of State
3D SYSTEMS, INC.	California Secretary of State
3D HOLDINGS, LLC	Delaware Secretary of State

NEW DEBTOR EVENTS

None.

PLEDGED EQUITY INTERESTS AND PROMISSORY NOTES

Part A
Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests

Grantor:	Issuer:	Class of Equity Interest:	Par Value:	Certificate No(s).	No. of Equity Interests /Units	Percentage of Outstanding Equity Interests /Units
3D Systems Corporation	3D Holdings, LLC	Membership Interest	N/A	N/A	N/A	100%
3D Systems Corporation	3D Canada Company NSULC	Interests	N/A	N/A	N/A	100%
3D Systems Corporation	3D Systems SA	Interests	N/A	N/A	N/A	100%
3D Holdings, LLC	3D Systems, Inc.	Common Stock	N/A	15	1,000	100%
3D Systems, Inc.	Quickparts.com., Inc.	Common Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	Z Corporation	Common Stock	N/A	C3	100	100%
3D Systems, Inc.	VIDAR Systems Corporation	Common Stock	$0.01	A1011	366,743	100%
3D Systems, Inc.	3D Systems India, Inc.	Common Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	Geomagic, Inc.	Common Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	Gentle Giant Studios, Inc.	Common Stock	N/A	20	10,000	100%
3D Systems, Inc.	Medical Modeling Inc.	Common Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	Product Development Group LLC	Membership Interest	N/A	N/A	N/A	70%
3D Systems, Inc.	Simbionix USA Corporation	Common Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	3D Systems Japan K.K.	Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	3D European Holdings Ltd. UK	Interests	N/A	N/A	N/A	100%
3D Systems, Inc.	3D Systems Asia-Pacific Pty Ltd	Interests	N/A	N/A	N/A	100%
3D Systems, Inc.	3D Systems Korea, Inc.	Stock	N/A	N/A	N/A	100%
3D Systems, Inc.	Cimatron Ltd. Israel	Interests	N/A	N/A	N/A	100%
3D Systems, Inc.	3D Systems Hong Kong Co., Limited	Interests	N/A	N/A	N/A	100%

Part B

Pledged Notes

None.

LIST OF COPYRIGHTS, APPLICATIONS FOR COPYRIGHT REGISTRATIONS, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

Copyrights

Grantor	Title	Jurisdiction	Registration No.	Registration Date
3D Systems, Inc.	3D Systems, Inc., training manual SLA-1.	U.S.	TXu000343358	09-09-1988

Copyright Applications

None.

Exclusively Licensed Copyrights

None.

Exclusively Licensed Copyright Applications

None.

Other Licensed Copyrights

None.

Other Licensed Copyright Applications

None.

Third Party Violations of Copyrights

None.
Claims for Grantor Violation of Copyrights

None.

LIST OF PATENTS, PATENT APPLICATIONS, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

Patents – United States (US)

Grantor	Title	Jurisdiction	Patent No.	Issue Date
3D Systems, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVE DEPOSITION	US	6,132,665	10/17/00
3D Systems, Inc.	METHOD AND APPARATUS FOR PRINTING RASTER LINES IN A SELECTIVE DEPOSITION MODELING SYSTEM	US	6,136,252	10/24/00
3D Systems, Inc.	METHOD AND APPARATUS FOR VARIABLY CONTROLLING THE TEMPERATURE IN A SELECTIVE DEPOSITION MODELING ENVIRONMENT	US	6,162,378	12/19/00
3D Systems, Inc.	METHOD AND APPARATUS FOR CONTROLLING THE DROP VOLUME IN A SELECTIVE DEPOSITION MODELING ENVIRONMENT	US	6,347,257	2/12/02
3D Systems, Inc.	METHOD AND APPARATUS FOR SELECTIVE DEPOSITION MODELING	US	6,352,668	3/5/02
3D Systems, Inc.	PHASE CHANGE SOLID IMAGING MATERIAL	US	6,395,811	5/28/02
3D Systems, Inc.	METHOD AND DEVICE FOR PRODUCING A SHAPED BODY	US	6,403,002	6/11/02
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	6,417,638	7/9/02
3D Systems, Inc.	SYSTEMS AND METHODS FOR INTERACTING WITH VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	6,421,048	7/16/02
3D Systems, Inc.	ELECTRONIC SPOT LIGHT CONTROL	US	6,426,840	7/30/02
3D Systems, Inc.	METHOD, APPARATUS, AND ARTICLE OF MANUFACTURE FOR A CONTROL SYSTEM IN A SELECTIVE DEPOSITION MODELING SYSTEM	US	6,490,496	12/3/02
3D Systems, Inc.	SURFACE SCANNING SYSTEM FOR SELECTIVE DEPOSITION MODELING	US	6,492,651	12/10/02
3D Systems, Inc.	PHASE CHANGE SOLID IMAGING MATERIAL	US	6,528,613	3/4/03
3D Systems, Inc.	ILLUMINATION UNIT AND A METHOD FOR POINT ILLUMINATION OF A MEDIUM	US	6,529,265	3/4/03
3D Systems, Inc.	EXTENDED LIFETIME FREQUENCY CONVERSION CRYSTALS	US	6,532,100	3/11/03
3D Systems, Inc.	SYSTEMS AND METHODS FOR SCULPTING VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	6,552,722	4/2/03
3D Systems, Inc.	STEREOLITHOGRAPHIC PROCESS OF MAKING A THREE-DIMENSIONAL OBJECT	US	6,558,606	5/6/03
3D Systems, Inc.	METHOD OF IMPROVING SURFACES IN SELECTIVE DEPOSITION MODELING	US	6,572,807	6/3/03
3D Systems, Inc.	SELECTIVE CONTROL OF MECHANICAL PROPERTIES IN STEREOLITHOGRAPHIC BUILD STYLE CONFIGURATION	US	6,574,523	6/3/03
3D Systems, Inc.	CALIBRATING A FOCUSED BEAM OF ENERGY IN A SOLID FREEFORM FABRICATION APPARATUS BY MEASURING THE PROPAGATION CHARACTERISTICS OF THE BEAM	US	6,646,728	11/11/03
3D Systems, Inc.	METHOD TO REDUCE DIFFERENTIAL SHRINKAGE IN THREE-DIMENSIONAL STEREOLITHOGRAPHIC OBJECTS	US	6,649,113	11/18/03
3D Systems, Inc.	COLOUR CHANGING COMPOSITION AND COLOURING POLYMERIC ARTICLES MADE THEREFROM	US	6,649,311	11/18/03
3D Systems, Inc.	DETOXIFICATION OF SOLID FREEFORM FABRICATION MATERIALS	US	6,660,208	12/9/03
3D Systems, Inc.	3-D SELECTION AND MANIPULATION WITH A MULTIPLE DIMENSION HAPTIC INTERFACE	US	6,671,651	12/30/03
3D Systems, Inc.	SELECTIVE LASER SINTERING WITH OPTIMIZED RASTER SCAN DIRECTION	US	6,677,554	1/13/04
3D Systems, Inc.	MICRO-SLICING CONTOUR SMOOTHING TECHNIQUE	US	6,678,571	1/13/04
3D Systems, Inc.	POWER MANAGEMENT IN SELECTIVE DEPOSITION MODELING	US	6,711,451	3/23/04
3D Systems, Inc.	POST PROCESSING THREE-DIMENSIONAL OBJECTS FORMED BY SELECTIVE DEPOSITION MODELING	US	6,752,948	6/2/04
3D Systems, Inc.	FAST THREE-DIMENSIONAL MODELLING METHOD AND DEVICE, AND THREE-DIMENSIONAL PART OBTAINED BY FAST THREE-DIMENSIONAL MODELLING	US	6,764,636	7/20/04
3D Systems, Inc.	STEREOLITHOGRAPHIC SUPPORTS	US	6,797,351	9/28/04
3D Systems, Inc.	SYSTEMS AND METHODS FOR SCULPTING VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	6,831,640	12/14/04
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	6,879,315	4/12/05
3D Systems, Inc.	POST PROCESSING THREE-DIMENSIONAL OBJECTS FORMED BY SOLID FREEFORM FABRICATION	US	6,916,441	7/12/05
3D Systems, Inc.	APPARATUS AND METHODS FOR FEEDING SHEETS OF MEDIA TO A MEDIA PROCESSOR	US	6,923,437	8/2/05
3D Systems, Inc.	SYSTEMS AND METHODS FOR THREE-DIMENSIONAL MODELING	US	6,958,752	10/25/05
3D Systems, Inc.	SELECTIVE LASER SINTERING WITH INTERLEAVED FILL SCAN	US	6,694,207	2/17/04
3D Systems, Inc.	METHOD FOR FORMING THREE-DIMENSIONAL OBJECTS	US	6,699,424	3/2/04
3D Systems, Inc.	CALIBRATING DEPOSITION RATES IN SELECTIVE DEPOSITION MODELING	US	6,782,303	8/24/04
3D Systems, Inc.	SYSTEMS AND METHODS FOR CREATING VIRTUAL OBJECTS IN A SKETCH MODE IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	6,792,398	9/14/04
3D Systems, Inc.	METAL POWDER COMPOSITION FOR LASER SINTERING	US	6,814,926	11/9/04
3D Systems, Inc.	SINTERING USING THERMAL IMAGE FEEDBACK	US	6,815,636	11/9/04
3D Systems, Inc.	AUTOMATIC DETERMINATION AND SELECTION OF BUILD PARAMETERS FOR SOLID FREEFORM FABRICATION TECHNIQUES BASED ON AUTOMATIC PART FEATURE RECOGNITION	US	6,816,594	11/2/04
3D Systems, Inc.	SELECTIVE DEPOSITION MODELING WITH CURABLE PHASE CHANGE MATERIALS	US	6,841,116	1/11/05
3D Systems, Inc.	ULTRA-VIOLET LIGHT CURABLE HOT MELT COMPOSITION	US	6,841,589	1/11/05
3D Systems, Inc.	WETTING AGENT FOR INFILTRATED ALUMINUM PREFORMS	US	6,848,494	2/1/05
3D Systems, Inc.	METHODS, APPARATUS AND COMPUTER PROGRAM PRODUCTS FOR MODELING THREE-DIMENSIONAL COLORED OBJECTS	US	6,853,373	2/8/05
3D Systems, Inc.	UV-CURABLE COMPOSITIONS	US	6,855,748	2/15/05
3D Systems, Inc.	SYSTEMS AND METHODS FOR VOXEL WARPING	US	6,867,770	3/15/05
3D Systems, Inc.	QUANTIZED FEED SYSTEM FOR SOLID FREEFORM FABRICATION	US	6,902,246	6/7/05
3D Systems, Inc.	SUPPORT VOLUME CALCULATION FOR A CAD MODEL	US	6,907,307	6/14/05
3D Systems, Inc.	CONTINUOUS CALIBRATION OF A NON-CONTACT THERMAL SENSOR FOR LASER SINTERING	US	6,930,278	8/16/05
3D Systems, Inc.	SELECTIVE DEPOSITION MODELING BUILD STYLE PROVIDING ENHANCED DIMENSIONAL ACCURACY	US	6,936,212	8/30/05
3D Systems, Inc.	PASTE FILLED WITH METAL POWDER AND METAL PRODUCTS OBTAINED WITH SAME	US	6,974,656	12/13/05
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	6,985,133	1/10/06
3D Systems, Inc.	STEREOLITHOGRAPHIC RESINS WITH HIGH TEMPERATURE AND HIGH IMPACT RESISTANCE	US	6,989,225	1/24/06
3D Systems, Inc.	DETOXIFICATION OF SOLID FREEFORM FABRICATION MATERIALS	US	6,996,245	2/7/06
3D Systems, Inc.	METHODS, APPARATUS AND COMPUTER PROGRAM PRODUCTS FOR AUTOMATICALLY GENERATING NURBS MODELS OF TRIANGULATED SURFACES USING HOMEOMORPHISMS	US	6,996,505	2/7/06
3D Systems, Inc.	METHOD FOR CREATING A 3-D OBJECT	US	6,997,698	2/14/06
3D Systems, Inc.	VENTILATION AND COOLING IN SELECTIVE DEPOSITION MODELING	US	7,008,203	3/7/06
3D Systems, Inc.	COOLING TECHNIQUES IN SOLID FREEFORM FABRICATION	US	7,011,783	3/14/06
3D Systems, Inc.	METHODS, APPARATUS AND COMPUTER PROGRAM PRODUCTS THAT RECONSTRUCT SURFACES FROM DATA POINT SETS	US	7,023,432	4/4/06
3D Systems, Inc.	CONVECTION COOLING TECHNIQUES IN SELECTIVE DEPOSITION MODELING	US	7,033,160	4/25/06
3D Systems, Inc.	ACCUMULATION, CONTROL AND ACCOUNTING OF FLUID BY-PRODUCT FROM A SOLID DEPOSITION MODELING PROCESS	US	7,074,029	7/11/06
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD	US	7,087,109	8/8/06
3D Systems, Inc.	APPARATUS AND METHODS FOR TEXTURE MAPPING	US	7,095,418	8/22/06
3D Systems, Inc.	SYSTEMS AND METHODS FOR SCULPTING VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	7,102,635	9/5/06
3D Systems, Inc.	3-D SELECTION AND MANIPULATION WITH A MULTIPLE DIMENSION HAPTIC INTERFACE	US	7,103,499	9/5/06
3D Systems, Inc.	POST PROCESSOR FOR THREE-DIMENSIONAL OBJECTS	US	7,114,943	10/3/06
3D Systems, Inc.	GAS BUBBLE REMOVAL FROM INK-JET DISPENSING DEVICES	US	7,118,206	10/10/06
3D Systems, Inc.	SYSTEM FOR CREATING 3D PRODUCTS	US	7,144,242	12/5/06
3D Systems, Inc.	DYNAMICALLY CONFIGURED 3-D OBJECT CREATION SYSTEM	US	7,146,236	12/5/06
3D Systems, Inc.	APPARATUS AND METHODS FOR MODIFYING A MODEL OF AN OBJECT TO ENFORCE COMPLIANCE WITH A MANUFACTURING CONSTRAINT	US	7,149,596	12/12/06
3D Systems, Inc.	3-D OBJECT CREATION SYSTEM EMPLOYING VOXELS	US	7,162,324	1/9/07
3D Systems, Inc.	3-D OBJECT CREATION SYSTEM INCORPORATING TWO MATERIALS IN ONE LAYER	US	7,162,325	1/9/07
3D Systems, Inc.	PHASE CHANGE SUPPORT MATERIAL COMPOSITION	US	7,176,253	2/13/07
3D Systems, Inc.	3-D PRINTING SYSTEM WITH MULTIPLE PRINTHEADS AT INDEPENDENT TEMPERATURES	US	7,195,475	3/27/07
3D Systems, Inc.	UV-CURABLE COMPOSITIONS	US	7,202,286	4/10/07
3D Systems, Inc.	DIGITALLY ACTIVE 3-D OBJECT CREATION SYSTEM	US	7,206,654	4/17/07
3D Systems, Inc.	SYSTEMS AND METHODS FOR VOXEL WARPING	US	7,212,203	5/1/07
3D Systems, Inc.	PRINTING SYSTEM INCORPORATING DIFFERENT MATERIAL CURING METHODS	US	7,220,112	5/22/07
3D Systems, Inc.	3-D PRODUCT PRINTING SYSTEM INCORPORATING AN ELECTRICAL CONNECTION PRINTHEAD	US	7,220,115	5/2/07
3D Systems, Inc.	MICRO LIGHT MODULATOR ARRANGEMENT	US	7,227,677	6/5/07
3D Systems, Inc.	3-D OBJECT CREATION SYSTEM USING MULTIPLE MATERIALS IN MULTIPLE LAYERS	US	7,231,275	6/12/07
3D Systems, Inc.	PRINTED PRODUCT INCORPORATING INORGANIC SEMICONDUCTORS	US	7,231,276	6/12/07
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS FOR ARTICLES HAVING STABLE TENSILE PROPERTIES	US	7,232,850	6/19/07
3D Systems, Inc.	DIGITALLY ACTIVE 3-D OBJECT CREATION SYSTEM	US	7,249,942	7/31/07
3D Systems, Inc.	SYSTEMS AND METHODS FOR SCULPTING VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	7,259,761	8/21/07
3D Systems, Inc.	COOLING TECHNIQUES IN SOLID FREEFORM FABRICATION	US	7,261,541	8/28/07
3D Systems, Inc.	APPARATUS FOR THREE DIMENSIONAL PRINTING USING IMAGE LAYERS	US	7,261,542	8/28/07
3D Systems, Inc.	PNEUMATIC POWDER TRANSPORT SYSTEM	US	7,296,599	11/20/07
3D Systems, Inc.	DYNAMICALLY CONFIGURED 3-D OBJECT CREATION SYSTEM WITH BUILT-IN PRINTHEAD FAILURE CORRECTION MECHANISM	US	7,278,847	10/9/07
3D Systems, Inc.	POST PROCESSING THREE-DIMENSIONAL OBJECTS FORMED BY SELECTIVE DEPOSITION MODELING	US	7,285,237	10/23/07
3D Systems, Inc.	APPARATUS AND METHODS FOR 3D PRINTING	US	7,291,002	11/6/07
3D Systems, Inc.	INSTANTANEOUS PRICE QUOTATION SYSTEM FOR CUSTOM MANUFACTURED PARTS	US	7,305,367	12/4/07
3D Systems, Inc.	3D OBJECT CREATION SYSTEM COMPRISING A PLURALITY OF LAYER GROUPS AND FAULT DETECTION SYSTEM	US	7,306,319	12/11/07
3D Systems, Inc.	3D OBJECT CREATION SYSTEM COMPRISING A PLURALITY OF LAYER GROUPS	US	7,306,323	12/11/07
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS CONTAINING REACTIVE PARTICLES	US	7,307,123	12/11/07
3D Systems, Inc.	PRINTER SYSTEM FOR DEVELOPING A THREE-DIMENSIONAL STRUCTURE	US	7,322,674	1/29/08
3D Systems, Inc.	LASER SCANNING AND POWER CONTROL IN A RAPID PROTOTYPING SYSTEM	US	7,339,712	3/4/08
3D Systems, Inc.	APPARATUS AND METHOD FOR ALIGNING A REMOVABLE BUILD CHAMBER WITHIN A PROCESS CHAMBER	US	7,357,629	4/15/08
3D Systems, Inc.	RADIATION CURABLE COMPOSITIONS USEFUL IN IMAGE PROJECTION SYSTEMS	US	7,358,283	4/15/08
3D Systems, Inc.	ULTRA-VIOLET LIGHT CURABLE HOT MELT COMPOSITION	US	7,378,460	5/27/08
3D Systems, Inc.	APPARATUS AND METHODS FOR STENCILING AN IMAGE	US	7,382,378	6/3/08
3D Systems, Inc.	APPARATUS AND METHODS FOR SERVICING 3D PRINTERS	US	7,387,359	6/17/08
3D Systems, Inc.	PHASE CHANGE SUPPORT MATERIAL COMPOSITION	US	7,399,796	7/15/08
3D Systems, Inc.	APPARATUS AND METHODS FOR TEXTURE MAPPING	US	7,400,331	7/15/08
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	7,411,576	8/12/08
3D Systems, Inc.	DIGITALLY ACTIVE 3-D OBJECT CREATION SYSTEM	US	7,416,276	8/26/08
3D Systems, Inc.	CONVECTION COOLING TECHNIQUES IN SELECTIVE DEPOSITION MODELING	US	7,427,374	9/23/08
3D Systems, Inc.	THREE-DIMENSIONAL STRUCTURED PRINTING	US	7,455,804	11/25/08
3D Systems, Inc.	PNEUMATIC POWDER TRANSPORT SYSTEM	US	7,464,733	12/16/08
3D Systems, Inc.	PRINTER SYSTEM FOR DEVELOPING A 3-D PRODUCT	US	7,467,025	12/16/08
3D Systems, Inc.	THREE DIMENSIONAL OBJECT PRINTING	US	7,467,837	12/23/08
3D Systems, Inc.	MATERIAL DELIVERY TENSION AND TRACKING SYSTEM FOR USE IN SOLID IMAGING	US	7,467,939	12/23/08
3D Systems, Inc.	DEVICE FOR DEPOSITING LAYERS OF MATERIAL TO FORM 3-D OBJECTS	US	7,513,596	4/7/09
3D Systems, Inc.	RAPID PROTOTYPING AND MANUFACTURING SYSTEM AND METHOD	US	7,520,740	4/21/09
3D Systems, Inc.	CONTROLLED COOLING METHODS AND APPARATUS FOR LASER SINTERING PART-CAKE	US	7,521,652	4/21/09
3D Systems, Inc.	SENSING APPARATUS HAVING OPTICAL ASSEMBLY THAT COLLIMATES EMITTED LIGHT FOR DETECTION	US	7,528,374	5/5/09
3D Systems, Inc.	METHODS AND COMPOSITIONS FOR THREE-DIMENSIONAL PRINTING OF SOLID OBJECTS	US	7,550,518	6/23/09
3D Systems, Inc.	PRINTER SYSTEM INCLUDING CURING MECHANISMS	US	7,556,329	7/7/09
3D Systems, Inc.	CONTROLLED DENSIFICATION OF FUSIBLE POWDERS IN LASER SINTERING	US	7,569,174	8/4/09
3D Systems, Inc.	THERMOPLASTIC POWDER MATERIAL SYSTEM FOR APPEARANCE MODELS FROM 3D PRINTING SYSTEMS	US	7,569,273	8/4/09
3D Systems, Inc.	THREE-DIMENSIONAL STRUCTURED PRINTING	US	7,578,958	8/25/09
3D Systems, Inc.	RAPID PROTOTYPING AND MANUFACTURING SYSTEM AND METHOD	US	7,585,450	9/8/09
3D Systems, Inc.	SYSTEM FOR CREATING A THREE DIMENSIONAL OBJECT	US	7,591,536	9/22/09
3D Systems, Inc.	ACTINIC RADIATION CURABLE COMPOSITIONS AND THEIR USE	US	7,595,351	9/29/09
3D Systems, Inc.	VOLUME ELEMENT (VOXEL) PRINTING SYSTEM FOR PRINTING A THREE-DIMENSIONAL OBJECT	US	7,597,420	10/6/09
3D Systems, Inc.	SOLID IMAGING APPARATUS AND METHOD	US	7,614,866	11/10/09
3D Systems, Inc.	RAPID PROTOTYPING AND MANUFACTURING SYSTEM AND METHOD	US	7,621,733	11/24/09
3D Systems, Inc.	HAPTIC GRAPHICAL USER INTERFACE FOR ADJUSTING MAPPED TEXTURE	US	7,626,589	12/1/09
3D Systems, Inc.	CLAMPED QUANTIZED FEED SYSTEM FOR SOLID FREEFORM FABRICATION	US	7,648,664	1/19/10
3D Systems, Inc.	SYSTEM FOR CREATING A THREE DIMENSIONAL PRINTED STRUCTURE	US	7,658,464	2/9/10
3D Systems, Inc.	JETTABLE COMPOSITIONS	US	7,655,174	2/2/10
3D Systems, Inc.	PRINTING SYSTEM FOR LAYERED OBJECT PRINTING	US	7,686,412	3/30/10
3D Systems, Inc.	VOLUME ELEMENT PRINTING SYSTEM WITH AN OBJECT INSERTION DEVICE	US	7,689,314	3/30/10
3D Systems, Inc.	RAPID PROTOTYPING AND MANUFACTURING SYSTEM AND METHOD	US	7,690,909	4/6/10
3D Systems, Inc.	VOLUME ELEMENT PRINTING SYSTEM	US	7,693,595	4/6/10
3D Systems, Inc.	THREE-DIMENSION PRINTING SYSTEM INCLUDING SEMICONDUCTOR OBJECT INCORPORATION DEVICE	US	7,706,909	4/27/10
3D Systems, Inc.	IMAGER ASSEMBLY AND METHOD FOR SOLID IMAGING	US	7,706,910	4/27/10
3D Systems, Inc.	METHOD FOR REMOVING EXCESS UNCURED BUILD MATERIAL IN SOLID IMAGING	US	7,731,887	6/8/10
3D Systems, Inc.	SYSTEMS AND METHODS FOR DESIGN AND MANUFACTURE OF A MODIFIED BONE MODEL INCLUDING AN ACCURATE SOFT TISSUE MODEL	US	7,758,345	7/20/10
3D Systems, Inc.	EDGE SMOOTHNESS WITH LOW RESOLUTION PROJECTED IMAGES FOR USE IN SOLID IMAGING	US	7,758,799	7/20/10
3D Systems, Inc.	THREE DIMENSIONAL (3D) PRINTER SYSTEM WITH PLACEMENT AND CURING MECHANISMS	US	7,766,641	8/3/10
3D Systems, Inc.	SYSTEMS AND METHODS FOR THREE-DIMENSIONAL MODELING	US	7,710,415	5/4/10
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	7,714,836	5/11/10
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS FOR ARTICLES HAVING STABLE TENSILE PROPERTIES	US	7,718,111	5/18/10
3D Systems, Inc.	THREE DIMENSIONAL (3D) PRINTER SYSTEM WITH PLACEMENT AND CURING MECHANISMS	US	7,766,641	8/3/10
3D Systems, Inc.	THREE-DIMENSIONAL STRUCTURED PRINTING	US	7,767,132	8/3/10
3D Systems, Inc.	SOLID IMAGING SYSTEM WITH REMOVAL OF EXCESS UNCURED BUILD MATERIAL	US	7,771,183	8/10/10
3D Systems, Inc.	STEREOLITHOGRAPHIC APPARATUS	US	7,785,093	8/31/10
3D Systems, Inc.	THERMAL MANAGEMENT SYSTEM FOR A REMOVABLE BUILD CHAMBER FOR USE WITH A LASER SINTERING SYSTEM	US	7,790,096	9/7/10
3D Systems, Inc.	MATERIAL SYSTEMS AND METHODS OF THREE-DIMENSIONAL PRINTING	US	7,795,349	9/14/10
3D Systems, Inc.	PRODUCTION LINE INCORPORATING EQUIDISTANTLY SPACED APART SETS OF PRINTHEADS	US	7,797,069	9/14/10
3D Systems, Inc.	PRINTER SYSTEM INCLUDING A PLACEMENT MECHANISM FOR PLACING OBJECTS	US	7,797,071	9/14/10
3D Systems, Inc.	PROSTHETIC LIMB WITH REPLACEABLE FAIRING	US	7,797,072	9/14/10
3D Systems, Inc.	LASER SINTERING PROCESS CHAMBER GAS CURTAIN WINDOW CLEANSING IN A LASER SINTERING SYSTEM	US	7,807,947	10/5/10
3D Systems, Inc.	APPARATUS AND METHODS FOR STENCILING AN IMAGE	US	7,808,509	10/5/10
3D Systems, Inc.	PHOTOCURABLE COMPOSITION FOR PRODUCING CURED ARTICLES HAVING HIGH CLARITY AND IMPROVED MECHANICAL PROPERTIES	US	7,820,275	10/26/10
3D Systems, Inc.	APPARATUS AND METHODS FOR SERVICING 3D PRINTERS	US	7,824,001	11/2/10
3D Systems, Inc.	APPARATUS AND METHODS FOR HANDLING MATERIALS IN A 3-D PRINTER	US	7,828,022	11/9/10
3D Systems, Inc.	THREE-DIMENSIONAL OBJECT PRINTING SYSTEM	US	7,833,001	11/16/10
3D Systems, Inc.	SENSING APPARATUS HAVING ROTATING OPTICAL ASSEMBLY	US	7,858,382	12/28/10
3D Systems, Inc.	SYSTEMS AND METHODS FOR CREATING VIRTUAL OBJECTS IN A SKETCH MODE IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	7,864,173	1/4/11
3D Systems, Inc.	JETTABLE COMPOSITIONS	US	7,871,556	1/18/11
3D Systems, Inc.	SELECTIVE LASER SINTERING POWDER RECYCLE SYSTEM	US	7,887,316	2/15/11
3D Systems, Inc.	SYSTEMS AND METHODS FOR SCULPTING VIRTUAL OBJECTS IN A HAPTIC VIRTUAL REALITY ENVIRONMENT	US	7,889,195	2/15/11
3D Systems, Inc.	APPARATUS AND METHODS FOR WRAPPING TEXTURE ONTO THE SURFACE OF A VIRTUAL OBJECT	US	7,889,209	2/15/11
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD USING PEROXIDE CURE	US	7,905,951	3/15/11
3D Systems, Inc.	BUBBLE-FREE CROSS-SECTIONS FOR USE IN SOLID IMAGING	US	7,906,061	3/15/11
3D Systems, Inc.	CONFIGURABLE SYSTEM FOR CREATING 3D OBJECT	US	7,914,105	3/29/11
3D Systems, Inc.	VOLUME ELEMENT PRINTING SYSTEM FOR SIMULTANEOUSLY PRINTING MULTIPLE LAYERS	US	7,920,936	4/5/11
3D Systems, Inc.	MATERIAL DELIVERY SYSTEM FOR USE IN SOLID IMAGING	US	7,931,460	4/26/11
3D Systems, Inc.	DUAL PHOTOINITIATOR, PHOTOCURABLE COMPOSITION, USE THEREOF AND PROCESS FOR PRODUCING A THREE DIMENSIONAL ARTICLE	US	7,964,248	6/21/11
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD USING PLASTICIZER-ASSISTED SINTERING	US	7,968,626	6/28/11
3D Systems, Inc.	APPARATUS AND METHODS FOR HANDLING MATERIALS IN A 3-D PRINTER	US	7,971,991	7/5/11
3D Systems, Inc.	VOLUME ELEMENT PRINTING SYSTEM WITH PRINTHEAD GROUPS OF VARYING VERTICAL DISPLACEMENT FROM SUBSTRATE	US	7,974,727	7/5/11
3D Systems, Inc.	APPARATUS AND METHODS FOR HANDLING MATERIALS IN A 3-D PRINTER	US	7,979,152	7/12/11
3D Systems, Inc.	APPARATUS AND METHODS FOR HAPTIC RENDERING USING DATA IN A GRAPHICS PIPELINE	US	7,990,374	8/2/11
3D Systems, Inc.	METHOD FOR TILTING SOLID IMAGE BUILD PLATFORM FOR REDUCING AIR ENTRAINMENT AND FOR BUILD RELEASE	US	8,003,039	8/23/11
3D Systems, Inc.	METHODS, APPARATUS AND COMPUTER PROGRAM PRODUCTS THAT MODEL THREE-DIMENSIONAL SURFACE STRUCTURES	US	8,004,517	8/23/11
3D Systems, Inc.	CUSTOM BRACES, CASTS AND DEVICES AND METHODS FOR DESIGNING AND FABRICATING	US	8,005,651	8/23/11
3D Systems, Inc.	PRINTING SYSTEM FOR CURED 3D STRUCTURES	US	8,016,409	9/13/11
3D Systems, Inc.	PRINTING SYSTEM FOR DEPOSITING LAYERS OF MATERIAL TO FORM 3-D OBJECTS	US	8,029,096	10/4/11
3D Systems, Inc.	SYSTEMS FOR HYBRID GEOMETRIC/VOLUMETRIC REPRESENTATION OF 3D OBJECTS	US	8,040,345	10/18/11
3D Systems, Inc.	AUTOMATIC GEOMETRIC CALIBRATION USING LASER SCANNING REFLECTOMETRY	US	8,040,530	10/18/11
3D Systems, Inc.	REGION-BASED SUPPORTS FOR PARTS PRODUCED BY SOLID FREEFORM FABRICATION	US	8,046,097	10/25/11
3D Systems, Inc.	COMPENSATION OF ACTINIC RADIATION INTENSITY PROFILES FOR THREE-DIMENSIONAL MODELERS	US	8,048,359	11/1/11
3D Systems, Inc.	METHOD FOR DESIGN AND PRODUCTION OF A CUSTOM-FIT PROSTHESIS	US	8,086,336	12/27/11
3D Systems, Inc.	SYSTEM FOR PRINTING 3D SEMICONDUCTOR PRODUCTS	US	8,087,755	1/3/12
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS	US	8,097,399	1/17/12
3D Systems, Inc.	CARTRIDGE FOR SOLID IMAGING APPARATUS AND METHOD	US	8,105,066	1/31/12
3D Systems, Inc.	RAPID PROTOTYPING AND MANUFACTURING SYSTEM AND METHOD	US	8,105,527	1/31/12
3D Systems, Inc.	LASER SINTERING PROCESSES USING THERMOPLASTIC COMPOSITIONS	US	8,114,334	2/14/12
3D Systems, Inc.	APPARATUS FOR THREE DIMENSIONAL PRINTING USING IMAGED LAYERS	US	8,119,053	2/21/12
3D Systems, Inc.	APPARATUS AND METHOD FOR COOLING PART CAKE IN LASER SINTERING	US	8,137,609	3/20/12
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD USING PEROXIDE CURE	US	8,157,908	4/17/12
3D Systems, Inc.	APPARATUS AND METHODS FOR SERVICING 3D PRINTERS	US	8,167,395	5/1/12
3D Systems, Inc.	THREE-DIMENSIONAL PRINTING MATERIAL SYSTEM WITH IMPROVED COLOR, ARTICLE PERFORMANCE, AND EASE OF USE	US	8,167,999	5/1/12
3D Systems, Inc.	APPARATUS AND METHODS FOR WRAPPING TEXTURE ONTO THE SURFACE OF A VIRTUAL OBJECT	US	8,174,535	5/8/12
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS CONTAINING REACTIVE POLYSILOXANE PARTICLES	US	8,182,882	5/22/12
3D Systems, Inc.	APPARATUS AND METHODS FOR HANDLING MATERIALS IN A 3-D PRINTER	US	8,185,229	5/22/12
3D Systems, Inc.	IMAGER AND METHOD FOR CONSISTENT REPEATABLE ALIGNMENT IN A SOLID IMAGING APPARATUS	US	8,221,671	7/17/12
3D Systems, Inc.	PHOTOCURABLE COMPOSITIONS FOR PREPARING ABS-LIKE ARTICLES	US	8,227,048	7/24/12
3D Systems, Inc.	METHODS OF AUTOMATIC GEOMETRIC CALIBRATION USING LASER SCANNING REFLECTOMETRY	US	8,237,788	8/7/12
3D Systems, Inc.	POLYESTER POWDER COMPOSITIONS, METHODS AND ARTICLES	US	8,247,492	8/21/12
3D Systems, Inc.	REGION-BASED SUPPORTS FOR PARTS PRODUCED BY SOLID FREEFORM FABRICATION	US	8,285,411	10/9/12
3D Systems, Inc.	SELECTIVE DEPOSITION MODELING METHODS FOR IMPROVED SUPPORT-OBJECT INTERFACE	US	8,318,076	11/27/12
3D Systems, Inc.	SYSTEM FOR PRINTING 3D STRUCTURE WITH INTEGRATED OBJECTS	US	8,333,456	12/18/12
3D Systems, Inc.	ANTIMONY-FREE PHOTOCURABLE RESIN COMPOSITION AND THREE DIMENSIONAL ARTICLE	US	8,334,025	12/18/12
3D Systems, Inc.	CURABLE COMPOSITION	US	8,362,148	1/29/13
3D Systems, Inc.	PROSTHETIC LIMB	US	8,366,789	2/5/13
3D Systems, Inc.	PHOTOCURABLE RESIN COMPOSITION FOR PRODUCING THREE DIMENSIONAL ARTICLES HAVING HIGH CLARITY	US	8,377,623	2/19/13
3D Systems, Inc.	REPLACEABLE FAIRING FOR PROSTHETIC LIMB OR BRACE	US	8,417,487	4/9/13
3D Systems, Inc.	DIMENSIONAL PRINTER SYSTEM EFFECTING SIMULTANEOUS PRINTING OF MULTIPLE LAYERS	US	8,454,345	6/4/13
3D Systems, Inc.	APPARATUS AND METHODS FOR WRAPPING TEXTURE ONTO THE SURFACE OF A VIRTUAL OBJECT	US	8,456,484	6/4/13
3D Systems, Inc.	SUPPORT MATERIAL AND APPLICATIONS THEREOF	US	8,460,451	6/11/13
3D Systems, Inc.	ELEVATOR AND METHOD FOR TILTING SOLID IMAGE BUILD PLATFORM FOR REDUCING AIR ENTRAINMENT AND FOR BUILD RELEASE	US	8,465,689	6/18/13
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD USING PLASTICIZER-ASSISTED SINTERING	US	8,506,862	8/13/13
3D Systems, Inc.	FABRICATION OF NON-HOMOGENEOUS ARTICLES VIA ADDITIVE MANUFACTURING USING THREE-DIMENSIONAL VOXEL-BASED MODELS	US	8,509,933	8/13/13
3D Systems, Inc.	PRINTING SYSTEM FOR CURED 3D STRUCTURES	US	8,521,320	8/27/13
3D Systems, Inc.	COMPENSATION OF ACTINIC RADIATION INTENSITY PROFILES FOR THREE-DIMENSIONAL MODELERS	US	8,568,646	10/29/13
3D Systems, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVE DEPOSITION MODELING	US	8,575,258	11/5/13
3D Systems, Inc.	JETTABLE COMPOSITIONS	US	8,569,398	10/29/13
3D Systems, Inc.	SYSTEMS AND METHODS FOR INTERFACING WITH A VIRTUAL OBJECT IN A HAPTIC VIRTUAL ENVIRONMENT	US	8,576,222	11/5/13
3D Systems, Inc.	IMPROVEMENTS FOR RAPID PROTOTYPING APPARATUS	US	8,573,958	11/5/13
3D Systems, Inc.	POLYESTER POWDER COMPOSITIONS, METHODS AND ARTICLES	US	8,592,519	11/26/13
3D Systems, Inc.	CUSTOM BRACES, CASTS AND DEVICES HAVING LIMITED FLEXIBILITY AND METHODS FOR DESIGNING AND FABRICATING	US	8,613,716	12/24/13
3D Systems, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVE DEPOSITION MODELING	US	8,642,692	2/4/14
3D Systems, Inc.	EDGE SMOOTHNESS WITH LOW RESOLUTION PROJECTED IMAGES FOR USE IN SOLID IMAGING	US	8,703,037	4/22/14
3D Systems, Inc.	IMAGING ASSEMBLY	US	8,708,685	4/29/14
3D Systems, Inc.	PRINTING SYSTEM FOR FORMING THREE DIMENSIONAL OBJECTS	US	8,761,918	6/24/14
3D Systems, Inc.	SELECTIVE DEPOSITION MODELING USING CW UV LED CURING	US	8,876,513	11/4/14
3D Systems, Inc.	APPARATUS AND METHODS FOR ADJUSTING A TEXTURE WRAPPED ONTO THE SURFACE OF A VIRTUAL OBJECT	US	8,963,958	2/24/15
3D Systems, Inc.	COMPOSITIONS AND METHODS FOR SELECTIVE DEPOSITION MODELING	US	8,975,352	3/10/15
3D Systems, Inc.	COLOR STABLE INKS AND APPLICATIONS THEREOF	US	8,980,406	3/17/15
3D Systems, Inc.	CUSTOM BRACES, CASTS AND DEVICES HAVING FENESTRATIONS AND METHODS FOR DESIGNING AND FABRICATING	US	8,986,234	3/24/15
3D Systems, Inc.	FORCE REFLECTING HAPTIC INTERFACE	US	8,994,643	3/31/15
3D Systems, Inc.	SYSTEMS AND METHODS FOR SEAM RESOLUTION	US	8,994,742	3/31/15
3D Systems, Inc.	APPARATUS AND METHODS FOR HAPTIC RENDERING USING A HAPTIC CAMERA VIEW	US	9,030,411	5/12/15
3D Systems, Inc.	CRUTCH APPARATUS AND METHOD FOR DESIGNING AND FABRICATING	US	9,032,982	5/19/15
3D Systems, Inc.	SOLID IMAGING SYSTEMS, COMPONENTS THEREOF, AND METHODS OF SOLID IMAGING	US	9,034,237	5/19/15
3D Systems, Inc.	BUILD MATERIAL AND APPLICATIONS THEREOF	US	9,157,007	10/13/15
3D Systems, Inc.	POWDER COMPOSITIONS AND METHODS OF MANUFACTURING ARTICLES THEREFROM	US	9,233,505	1/12/16
3D Systems, Inc.	APPARATUS AND METHODS FOR DETAILING SUBDIVISION SURFACES	US	9,305,391	4/5/16
3D Systems, Inc.	THREE DIMENSIONAL PRINTING MATERIAL SYSTEM AND METHOD	US	9,353,284	5/31/16
3D Systems, Inc.	A 3-D OBJECT SYSTEM INCORPORATING TWO MATERIALS IN ONE LAYER	US	9,364,848	6/14/16
3D Systems, Inc.	FABRICATION OF HYBRID SOLID-POROUS MEDICAL IMPLANTABLE DEVICES WITH ELECTRON BEAM MELTING TECHNOLOGY	US	9,364,896	6/14/16
3D Systems, Inc.	BUILD MATERIAL AND APPLICATIONS THEREOF	US	9,394,441	7/19/16
3D Systems, Inc.	WALL SMOOTHNESS, FEATURE ACCURACY AND RESOLUTION IN PROJECTED IMAGES VIA EXPOSURE LEVELS IN SOLID IMAGING	US	9,415,544	8/16/16
3D Systems, Inc.	SUPPORT STRUCTURES AND DEPOSITION TECHNIQUES FOR 3D PRINTING	US	9,469,057	10/18/16
3D Systems, Inc.	COLOR STABLE INKS AND APPLICATIONS THEREOF	US	9,469,073	10/18/16
3D Systems, Inc.	SYSTEM AND METHOD FOR DESIGNING AND FABRICATING STRING INSTRUMENTS	US	9,519,733	12/13/16
3D Systems, Inc.	CONFORMAL HAND BRACE	US	9,529,941	12/27/16
3D Systems, Inc.	CRUTCH APPARATUS AND METHOD FOR DESIGNING AND FABRICATING	US	9,532,917	1/3/17
3D Systems, Inc.	DIRECT WRITING FOR ADDITIVE MANUFACTURING SYSTEMS	US	9,533,451	1/3/17
3D Systems, Inc.	SUPPORT MATERIAL AND APPLICATIONS THEREOF	US	9,534,103	1/3/17
3D Systems, Inc.	BRACE WITH ELONGATED FENESTRATIONS	US	9,549,837	1/24/17
3D Systems, Inc.	POLYESTER POWDER COMPOSITIONS, METHODS AND ARTICLES	US	9,561,625	2/7/17
3D Systems, Inc.	POWDER COMPOSITIONS AND METHODS OF MANUFACTURING ARTICLES THEREFROM	US	9,611,355	4/4/17
3D Systems, Inc.	METHOD OF PRINTING A THREE-DIMENSIONAL ARTICLE	US	9,650,526	5/16/17
3D Systems, Inc.	OPAQUE INKS AND APPLICATIONS THEREOF	US	9,657,186	5/23/17
3D Systems, Inc.	WATER REMOVABLE COMPOSITIONS AND APPLICATIONS THEREOF	US	9,663,670	5/30/17
3D Systems, Inc.	INKS COMPRISING GELLANTS FOR 3D PRINTING	US	9,732,241	8/15/17
3D Systems, Inc.	SYSTEMS AND METHODS FOR CREATING NEAR REAL-TIME EMBOSSED MESHES	US	9,734,629	8/15/17
3D Systems, Inc.	ADHESIVE FOR 3D PRINTING	US	9,757,881	9/12/17
3D Systems, Inc.	METHOD FOR CREATING A DESIGN FOR A REPLACEABLE FAIRING	US	9,782,274	10/10/17
3D Systems, Inc.	SYSTEMS AND METHODS FOR CONSTRUCTION OF AN INSTRUCTION SET FOR THREE-DIMENSIONAL PRINTING OF A USER-CUSTOMIZABLEIMAGE OF A THREE-DIMENSIONAL STRUCTURE	US	9,802,364	10/31/17
3D Systems, Inc.	THREE-DIMENSIONAL SOAP OBJECTS FORMED BY ADDITIVE MANUFACTURING	US	9,816,058	11/14/17
3D Systems, Inc.	METHOD OF PRINTING GRAYSCALE AND FULL-COLOR 3D ARTICLES	US	9,827,712	11/28/17
3D Systems, Inc.	METHODS AND DEVICES FOR COUNTERACTING STRESSES DURING 3D PRINTING	US	9,833,953	12/5/17
3D Systems, Inc.	CONFORMAL HAND BRACE	US	9,858,359	1/2/18
3D Systems, Inc.	INFILTRATED ARTICLES PREPARED BY A LASER SINTERING METHOD & METHOD OF MANUFACTURING THE SAME	US	9,862,148	1/9/18
3D Systems, Inc.	BIKINI BRACE	US	9,918,866	3/20/18
3D Systems, Inc.	CHUTE FOR LASER SINTERING SYSTEMS	US	9,931,785	4/3/18
3D Systems, Inc.	DIRECT WRITING FOR ADDITIVE MANUFACTURING SYSTEMS	US	9,981,314	5/29/18
3D Systems, Inc.	WATER REMOVABLE COMPOSITIONS AND APPLICATIONS THEREOF	US	9,951,237	4/24/18
3D Systems, Inc.	METHOD AND APPARATUS FOR ADDING DETAIL TO A 3D SOLID MODEL USING A SECONDARY GEOMETRIC REPRESENTATION	US	9,959,666	5/1/18
3D Systems, Inc.	3D PRINTING WASTE MATERIAL HANDLING AND TRANSFER	US	10,061,302	8/28/18
3D Systems, Inc.	POLYESTER POWDER COMPOSITIONS, METHODS AND ARTICLES	US	10,150,256	12/11/18
3D Systems, Inc.	COMPUTER INTERFACE	US	D510,739	10/18/05
3D Systems, Inc.	RESIN CONTAINER	US	D528,425	9/19/06
3D Systems, Inc.	BUILD PLATFORM	US	D575,313	8/19/08
3D Systems, Inc.	HOUSING FOR USE IN SOLID IMAGING	US	D587,808	3/3/09
3D Systems, Inc.	CARTRIDGE FOR USE IN SOLID IMAGING	US	D588,701	3/17/09
3D Systems, Inc.	MACHINE FOR RAPID PROTOTYPING OR RAPID MANUFACTURING	US	D600,726	9/22/09
3D Systems, Inc.	MOUTH GUIDE FOR USE IN REGISTRATION OF MEDICAL AND DENTAL IMAGING AND OTHER TYPES OF SCANNING MODALITIES	US	D655,816	3/13/12
3D Systems, Inc.	COMPUTER INTERFACE	US	D717,300	11/11/14
3D Systems, Inc.	THREE-DIMENSIONAL PRINTER FRAME	US	D776,174	1/10/17

Patents – Non-US

Grantor	Title	Jurisdiction	Patent No.	Issue Date
3D Systems, Inc.	Stereolithographic Supports	Belgium	1120228	16-Aug-2006
3D Systems, Inc.	Electronic Spot Light Control	Belgium	1237034	21-Jun-2006
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	Belgium	1270186	23-Aug-2006
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	Belgium	1170115	3-Nov-2004
3D Systems, Inc.	Photocurable Compositions containing Reactive Polysiloxane Particles	Canada	2481301	7-Jun-2011
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	Canada	2541160	15-May-2012
3D Systems, Inc.	Antimony-Free Photocurable Resin Composition and Three-Dimensional Article	Canada	2626327	16-Dec-2014
3D Systems, Inc.	Cryogenically Ground Branched Polyamide-12 Powder	Canada	2717677	1-Nov-2016
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	China	ZL200480036235.0	2-Jan-2013
3D Systems, Inc.	Antimony-Free Photocurable Resin Composition and Three-Dimensional Article	China	ZL200680040412.1	23-Nov-2011
3D Systems, Inc.	Dual Phonotoinitator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	China	ZL20080016382.X	2-Feb-2013
3D Systems, Inc.	Curable Compositions	China	200880008337.X	5-Jul-2012
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	China	ZL200480018360.9	28-Oct-2009
3D Systems, Inc.	Apparatus and Methods for 3D Printing	China	ZL200580038271.5	16-Feb-2011
3D Systems, Inc.	Cryogenically Ground Branched Polyamide-12 Powder	China	101970557	16-Oct-2013
3D Systems, Inc.	Apparatus And Methods For Handling Materials in a 3-D Printer	China	ZL200780026585.2	13-Mar-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, and Ease of Use	China	Zl200880005474.8	8-Jan-2014
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	China	ZL200780048035.0	13-Feb-2013
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in SolidImaging	China	ZL200710101129.1	7-Nov-2012
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	China	ZL200880115528.6	24-Sep-2014
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	China	ZL200610132167.9	14-Nov-2012
3D Systems, Inc.	Material Delivery System for Use In Solid Imaging	China	ZL200710101130.4	8-Feb-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	China	ZL200610139540.3	14-Nov-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	China	ZL200610139541.8	7-Sep-2011
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	China	ZL200610139543.7	21-Dec-2011
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	China	ZL200710148533.4	11-Sep-2013
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	China	ZL200880110678.8	25-Jun-2014
3D Systems, Inc.	Selective Deposition Modeling Using CW UV LED Curing	China	ZL200980121424.0	9-Jul-2014
3D Systems, Inc.	Imager Assembly and Method for Solid Imaging	China	ZL200780052032.4	14-Nov-2012
3D Systems, Inc.	Solid Imaging Apparatus and Method	China	ZL200810003474.6	19-Dec-2011
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	China	200810003478.l4	7-Sep-2011
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	China	ZL200810003482.0	23-May-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	China	ZL200980141293.2	2-Apr-2014
3D Systems, Inc.	Stereolithography Systems and Methods Using Internal Laser Modulation	China	ZL201180066239.3	25-Nov-2015
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	China	ZL201080020580.0	17-Dec-2014
3D Systems, Inc.	Imaging Assembly	China	CN.201080035944.2	6-Apr-2016
3D Systems, Inc.	Support Material and Applications Thereof	China	ZL201280019649.7	25-Nov-2015
3D Systems, Inc.	Build Material and Application Thereof	China	ZL201280022282.4	14-Dec-2016
3D Systems, Inc.	Three-Dimensional Imaging Systems, Components Therefof, and Methods of Solid Imaging (coater bar)	China	ZL201280058016.7	30-Mar-2018
3D Systems, Inc.	Custom Braces, Casts and Devices and Methods for Designing and Fabricating (Bespoke)	China	ZL200980144730.6	18-Jun-2014
3D Systems, Inc.	Custom Braces, Casts and Devices Having Fenestrations, Limited Flexibility and Modular Construction and Methods for Designing and Fabricating	China	ZL201180040807.2	25-Nov-2015
3D Systems, Inc.	Replaceable Fairing for Prosthetic Limb or Brace (Bespoke)	China	ZL201080060735.3	11-May-2016
3D Systems, Inc.	Adjustable Brace	China	ZL201280040486.0	19-Apr-2017
3D Systems, Inc.	Prosthetic Limb (Bespoke)	China	ZL20088129468.3	8-Jun-2016
3D Systems, Inc.	Improved Powder Distribution for Laser Sintering Systems	China	ZL201480026842.2	18-Sep-2018
3D Systems, Inc.	Chute for Laser Sintering Systems	China	ZL201480026835.2	12-Dec-2017
3D Systems, Inc.	Liquid, Radiation-Curable Composition, Especially for Producing Flexible Cured Articles by Stereolithography Having High Heat Deflection Temperatures	Germany	69908775.9	11-Jun-2003
3D Systems, Inc.	Photocurable Compositions Containing Reactive Particles	Germany	1497696	17-Dec-2014
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	Germany	1671183	6-Jan-2016
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	Germany	1680712	20-Jan-2016
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	Germany	1924887	22-Nov-2017
3D Systems, Inc.	Use of Walloastonite in SLS Powders	Germany	60 2006 055 521.0	30-May-2018
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	Germany	602008056703	29-Aug-2018
3D Systems, Inc.	Curable Composition	Germany	2118169	18-Jul-2012
3D Systems, Inc.	Photocurable Resin Composition For Producing Three Dimensional Articles Having High Clarity	Germany	602008053729	10-Jan-2018
3D Systems, Inc.	Improvements for Rapid Prototyping Apparatus	Germany	602009045103	29-Mar-2017
3D Systems, Inc.	Thermoplastic Powde Material System for Appearance Models from 3D Printing Systems	Germany	602004035022	26-Oct-2011
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	Germany	602004050987	22-Mar-2017
3D Systems, Inc.	Apparatus and Methods for 3D Printing	Germany	1542858	6-Nov-2013
3D Systems, Inc.	Methods and Compositions for Three-Dimensional Printing	Germany	1415792	30-Apr-2014
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	Germany	60008778.6	3-Mar-2004
3D Systems, Inc.	Apparatus and Methods for 3D Printers	Germany	1805024	10-Apr-2013
3D Systems, Inc.	Test Pattern and Alighment Method for 3D Printers	Germany	6.02005E+11	9-Apr-2014
3D Systems, Inc.	Compositions For Three-Dimensional Printing of Solid Objects	Germany	60147366.3	14-Nov-2012
3D Systems, Inc.	Method And Apparatus For Prototyping A Three-Dimensional Apparatus	Germany	1385704	16-Nov-2011
3D Systems, Inc.	Method and Apparatus For Prototpying A Three-Dimensional Apparatus	Germany	60248972.5	12-Jul-2017
3D Systems, Inc.	Three Dimensional Printer	Germany	1429911	14-Mar-2012
3D Systems, Inc.	Production of Three-Dimensional Objects by Use of Electromagnetic Radiation	Germany	2001656	15-Oct-2014
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	Germany	2024168	22-Aug-2012
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	Germany	2450177	8-May-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, And Ease of Use	Germany	2109528	15-Mar-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Germany	2089215	18-Feb-2015
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Germany	2664442	14-Feb-2018
3D Systems, Inc.	Stereolithographic Method and Apparatus for Production of Three-Dimensional Object Using Recoating Parameters for Groups of Layers	Germany	1025980	18-Oct-2006
3D Systems, Inc.	Quantized Feed System for Solid Freeform Fabrication	Germany	60220529.8	6-Jun-2007
3D Systems, Inc.	Phase Change Solid Imaging Material	Germany	1099734	28-May-2008
3D Systems, Inc.	Stereolithographic Supports	Germany	60122219.9	16-Aug-2006
3D Systems, Inc.	Electronic Spot Light Control	Germany	60120905.2	21-Jun-2006
3D Systems, Inc.	Electronic Spot Light Control	Germany	1659438	18-Mar-2009
3D Systems, Inc.	Detoxification of Solid Freeform Fabrication (SFF) Materials	Germany	1245369	14-May-2008
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	Germany	60214089.7	23-Aug-2006
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Germany	60244180.3	5-Dec-2012
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Germany	1456307	7-Dec-2011
3D Systems, Inc.	Selective Deposition Modeling With Curable Phase Change Materials	Germany	1434683	19-Jul-2006
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	Germany	1600281	8-Oct-2008
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	Germany	1.02005E+11	28-Feb-2007
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	Germany	1600282	15-Aug-2007
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	Germany	1.02005E+11	26-Jul-2007
3D Systems, Inc.	Ventilation and Cooling in Selective Deposition Modeling	Germany	1375115	12-Aug-2015
3D Systems, Inc.	Stereolithographic Resins with High Temperature and High Impact Resistance	Germany	1385055	14-Mar-2007
3D Systems, Inc.	Sintering Using Thermal Image Feedback	Germany	6.02004E+11	3-Jan-2008
3D Systems, Inc.	Sintering Using Thermal Image Feedback	Germany	1.02004E+11	3-Jan-2008
3D Systems, Inc.	Nanoparticle-filled stereolithographic resins	Germany	6.02004E+11	6-Apr-2016
3D Systems, Inc.	Continuous Calibration of a Non-Contact Thermal Sensor for Laser Sintering	Germany	1634694	2-Dec-2009
3D Systems, Inc.	Continuous Calibration of a Non-Contact Thermal Sensor for Laser Sintering	Germany	1.02005E+11	21-Dec-2006
3D Systems, Inc.	Laser Sintering Powder Recycle System	Germany	1700686	8-Jul-2015
3D Systems, Inc.	Stereolithographic Apparatus	Germany	1645402	18-May-2011
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	Germany	1710625	20-Jan-2010
3D Systems, Inc.	Improved Edge Smoothness With Low Resolution Projected Images for Use in Solid Imaging	Germany	2148244	4-Jan-2012
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	Germany	1733866	20-Jan-2010
3D Systems, Inc.	Laser Scanning And Power Control In A Rapid Prototyping System	Germany	1.02006E+11	19-Jun-2008
3D Systems, Inc.	Apparatus and Method for Aligning a Removable Build Chamber Within a Process Chamber	Germany	1704989	4-Jan-2012
3D Systems, Inc.	Pneumatic Powder Transport System	Germany	1707342	3-Jan-2018
3D Systems, Inc.	Thermal Management System For A Removable Build Chamber For Use With A Laser Sintering System	Germany	1707341	13-May-2009
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in Solid Imaging	Germany	1852243	19-Oct-2011
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	Germany	1721725	27-Feb-2008
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	Germany	1.02006E+11	30-Jun-2016
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	Germany	2203297	16-May-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Germany	6.02006E+11	7-Dec-2016
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Germany	1790463	3-Nov-2010
3D Systems, Inc.	Material Delivery System for Use in Solid Imaging	Germany	1852244	5-Oct-2011
3D Systems, Inc.	Rapid Prototyping Apparatus	Germany	1769903	21-May-2014
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Germany	1769904	11-Feb-2015
3D Systems, Inc.	Improved Rapid Prototyping and Manufacturing System and Method	Germany	6.02006E+11	13-Apr-2016
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	Germany	6.02007E+11	28-Jun-2017
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	Germany	2185344	13-Jun-2018
3D Systems, Inc.	Selective Deposition Modeling Using CV UV LED Curing	Germany	2271476	10-Apr-2013
3D Systems, Inc.	Solid Imaging System with Removal of Excess Uncured Build Material	Germany	1946908	8-Jun-2011
3D Systems, Inc.	Imager Assembly and Method for Solid Imaging	Germany	1946910	28-Mar-2012
3D Systems, Inc.	Solid Imaging Appartus and Method	Germany	1946907	20-Jan-2013
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	Germany	1946911	23-Dec-2015
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	Germany	1950032	20-Jun-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	Germany	6.02009E+11	4-Apr-2018
3D Systems, Inc.	Stereolithography Systems and Methods Using Internal Laser Modulation	Germany	6.02011E+11	28-Jun-2017
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Germany	2429802	2-Oct-2013
3D Systems, Inc.	Apparatus for Three Dimensional Printing Using Thermal Layers	Germany	1735133	13-Jul-2011
3D Systems, Inc.	Imaging Assembly	Germany	2451630	30-Mar-2016
3D Systems, Inc.	Support Materials and Applications Thereof	Germany	2678147	6-May-2015
3D Systems, Inc.	Build Material and Applications Thereof	Germany	6.02012E+11	29-Aug-2018
3D Systems, Inc.	Build Material and Applications Thereof	Germany	6.02012E+11	30-May-2018
3D Systems, Inc.	Build Material and Applications Thereof	Germany	6.02014E+11	29-Aug-2018
3D Systems, Inc.	Solid Imaging Systems, Components Thereof, and Methods of Solid Imaging	Germany	6.02012E+11	26-Apr-2017
3D Systems, Inc.	Adhesive for 3D Printing	Germany	6.02013E+11	25-Apr-2018
3D Systems, Inc.	Custom Braces, Casts and Devices Having Fenestrations, Limited Flexibility and Modular Construction and Methods for Designing and Fabricating	Germany	6.02011E+11	10-Aug-2016
3D Systems, Inc.	Prosthetic Limb	Germany	6.02008E+11	29-Aug-2018
3D Systems, Inc.	Prosthetic Limb	Germany	2803337	30-Jan-2019
3D Systems, Inc.	Improved Powder Distribution for Laser Sintering Systems	Germany	6.02014E+11	9-May-2018
3D Systems, Inc.	Three Dimensional Printing Material System and Method	Germany	6.02014E+11	9-May-2018
3D Systems, Inc.	Conformal Hand Brace	Germany	6.02014E+11	9-May-2018
3D Systems, Inc.	Build Materials Having a Metallic Appearance for 3D Printing	Germany	6.02015E+11	3-Oct-2018
3D Systems, Inc.	Laser With Absorption Optimized Pumping of a Gain Medium	Germany	69921640	3-Nov-2004
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Germany	60000946.7	11-Dec-2002
3D Systems, Inc.	Method and Apparatus for Stereolithography Forming Three-Dimensional Objects With Reduced Distortion	Germany	60021440	27-Jul-2005
3D Systems, Inc.	Method, Apparatus, and Article of Manufacture for a Control System in a Selective Deposition Modeling System	Germany	60010943.7	26-May-2004
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	Germany	60020895.8	22-Jun-2005
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	Germany	60014470.4	6-Oct-2004
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	Germany	60106817.3	3-Nov-2004
3D Systems, Inc.	Container	Europe	490883	18-Apr-2006
3D Systems, Inc.	Replaceable Fairing For Prosthetic Limb or Brace	Europe	2496188	23-Jan-2019
3D Systems, Inc.	Thermoplastic Powde Material System for Appearance Models from 3D Printing Systems	Spain	1628823	26-Oct-2011
3D Systems, Inc.	Three Dimensional Printer	Spain	1429911	14-Mar-2012
3D Systems, Inc.	Photocurable Compositions Containing Reactive Particles	France	1497696	17-Dec-2014
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	France	1671183	6-Jan-2016
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	France	1680712	20-Jan-2016
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	France	1924887	22-Nov-2017
3D Systems, Inc.	Use of Walloastonite in SLS Powders	France	1941322	30-May-2018
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	France	2137576	29-Aug-2018
3D Systems, Inc.	Curable Composition	France	2118169	18-Jul-2012
3D Systems, Inc.	Photocurable Resin Composition For Producing Three Dimensional Articles Having High Clarity	France	2215525	10-Jan-2018
3D Systems, Inc.	Improvements for Rapid Prototyping Apparatus	France	2346669	29-Mar-2017
3D Systems, Inc.	Thermoplastic Powde Material System for Appearance Models from 3D Printing Systems	France	1628823	26-Oct-2011
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	France	2269808	22-Mar-2017
3D Systems, Inc.	Apparatus and Methods for 3D Printing	France	1542858	6-Nov-2013
3D Systems, Inc.	Methods and Compositions for Three-Dimensional Printing	France	1415792	30-Apr-2014
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	France	1226019	3-Mar-2004
3D Systems, Inc.	Apparatus and Methods for 3D Printers	France	1805024	10-Apr-2013
3D Systems, Inc.	Test Pattern and Alighment Method for 3D Printers	France	2226200	9-Apr-2014
3D Systems, Inc.	Compositions For Three-Dimensional Printing of Solid Objects	France	1272334	14-Nov-2012
3D Systems, Inc.	Method and Apparatus For Prototyping A Three-Dimensional Apparatus	France	1385704	16-Nov-2011
3D Systems, Inc.	Method and Apparatus For Prototpying A Three-Dimensional Apparatus	France	2261009	12-Jul-2017
3D Systems, Inc.	Three Dimensional Printer	France	1429911	14-Mar-2012
3D Systems, Inc.	Production of Three-Dimensional Objects by Use of Electromagnetic Radiation	France	2001656	15-Oct-2014
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	France	2024168	22-Aug-2012
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	France	2450177	8-May-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, And Ease of Use	France	2109528	15-Mar-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	France	2089215	18-Feb-2015
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	France	2664442	14-Feb-2018
3D Systems, Inc.	Stereolithographic Method and Apparatus for Production of Three-Dimensional Object Using Recoating Parameters for Groups of Layers	France	1025980	18-Oct-2006
3D Systems, Inc.	Quantized Feed System for Solid Freeform Fabrication	France	1432566	6-Jun-2007
3D Systems, Inc.	Phase Change Solid Imaging Material	France	1099734	28-May-2008
3D Systems, Inc.	Stereolithographic Supports	France	1120228	16-Aug-2006
3D Systems, Inc.	Electronic Spot Light Control	France	1237034	21-Jun-2006
3D Systems, Inc.	Electronic Spot Light Control	France	1659438	18-Mar-2009
3D Systems, Inc.	Detoxification of Solid Freeform Fabrication (SFF) Materials	France	1245369	14-May-2008
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	France	1270186	23-Aug-2006
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	France	1458825	5-Dec-2012
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	France	1456307	7-Dec-2011
3D Systems, Inc.	Selective Deposition Modeling With Curable Phase Change Materials	France	1434683	19-Jul-2006
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	France	1600281	8-Oct-2008
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	France	1600282	15-Aug-2007
3D Systems, Inc.	Ventilation and Cooling in Selective Deposition Modeling	France	1375115	12-Aug-2015
3D Systems, Inc.	Stereolithographic Resins with High Temperature and High Impact Resistance	France	1385055	14-Mar-2007
3D Systems, Inc.	Sintering Using Thermal Image Feedback	France	1466718	15-Jun-2011
3D Systems, Inc.	Nanoparticle-filled stereolithographic resins	France	1508834	6-Apr-2016
3D Systems, Inc.	Continuous Calibration of a Non-Contract Thermal Sensor for Laser Sintering	France	1634694	2-Dec-2009
3D Systems, Inc.	Controlled Densification of Fusible Powders in Laser Sintering	France	2878771	29-May-2009
3D Systems, Inc.	Laser Sintering Powder Recycle System	France	1700686	8-Jul-2015
3D Systems, Inc.	Stereolithographic Apparatus	France	1645402	18-May-2011
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	France	1710625	20-Jan-2010
3D Systems, Inc.	Improved Edge Smoothness With Low Resolution Projected Images for Use in Solid Imaging	France	2148244	4-Jan-2012
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	France	1733866	20-Jan-2010
3D Systems, Inc.	Laser Scanning and Power Control in a Rapid Prototyping System	France	1705616	16-May-2012
3D Systems, Inc.	Apparatus and Method for Aligning a Removable Build Chamber Within a Process Chamber	France	1704989	4-Jan-2012
3D Systems, Inc.	Pneumatic Powder Transport System	France	1707342	3-Jan-2018
3D Systems, Inc.	Thermal Management System For A Removable Build Chamber For Use With A Laser Sintering System	France	1707341	13-May-2009
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in Solid Imaging	France	1852243	19-Oct-2011
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	France	1721725	27-Feb-2008
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	France	2203297	16-May-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	France	1769901	7-Dec-2016
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	France	1790463	3-Nov-2010
3D Systems, Inc.	Material Delivery System for Use in Solid Imaging	France	1852244	5-Oct-2011
3D Systems, Inc.	Rapid Prototyping Apparatus	France	1769903	21-May-2014
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	France	1769904	11-Feb-2015
3D Systems, Inc.	Improved Rapid Prototyping and Manufacturing Systems and Method	France	1769902	13-Apr-2016
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	France	1894704	28-Jun-2017
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	France	2185344	13-Jun-2018
3D Systems, Inc.	Selective Deposition Modeling Using CV UV LED Curing	France	2271476	10-Apr-2013
3D Systems, Inc.	Solid Imaging System with Removal of Excess Uncured Build Material	France	1946908	8-Jun-2011
3D Systems, Inc.	Imager Assembly and Method for Solid Imaging	France	1956910	28-Mar-2012
3D Systems, Inc.	Solid Imaging Appartus and Method	France	1946907	2-Jan-2013
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	France	1956911	23-Dec-2015
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	France	1950032	20-Jun-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	France	2344323	4-Apr-2018
3D Systems, Inc.	Stereolithography Systems and Methods Using Internal Laser Modulation	France	2646223	28-Jun-2017
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	France	2429802	2-Oct-2013
3D Systems, Inc.	Apparatus for Three Dimensional Printing Using Thermal Layers	France	1735133	13-Jul-2011
3D Systems, Inc.	Imaging Assembly	France	2451630	30-Mar-2016
3D Systems, Inc.	Support Material and Applications Thereof	France	2678147	6-May-2015
3D Systems, Inc.	Build Material and Applications Thereof	France	2683774	29-Aug-2018
3D Systems, Inc.	Build Material and Applications Thereof	France	2774954	30-May-2018
3D Systems, Inc.	Build Material and Applications Thereof	France	3044270	29-Aug-2018
3D Systems, Inc.	Solid Imaging Systems, Components Thereof, and Methods of Solid Imaging	France	2748676	26-Apr-2017
3D Systems, Inc.	Adhesive for 3D Printing	France	2849931	25-Apr-2018
3D Systems, Inc.	Custom Braces, Casts and Devices Having Fenestrations, Limited Flexibility and Modular Construction and Methods for Designing and Fabricating	France	2585007	10-Aug-2016
3D Systems, Inc.	Replaceable Fairing For Prosthetic Limb or Brace	France	2496188	23-Jan-2019
3D Systems, Inc.	Prosthetic Limb	France	2309951	29-Aug-2018
3D Systems, Inc.	Prosthetic Limb	France	2803337	30-Jan-2019
3D Systems, Inc.	Improved Powder Distribution for Laser Sintering Systems	France	2969486	9-May-2018
3D Systems, Inc.	Three Dimensional Printing Material System and Method	France	2969482	9-May-2018
3D Systems, Inc.	Conformal Hand Brace	France	2967963	9-May-2018
3D Systems, Inc.	Build Materials Having a Metallic Appearance for 3D Printing	France	3191554	3-Oct-2018
3D Systems, Inc.	Laser With Absorption Optimized Pumping of a Gain Medium	France	1072073	3-Nov-2004
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	France	1033222	11-Dec-2002
3D Systems, Inc.	Method and Apparatus for Stereolithography Forming Three-Dimensional Objects With Reduced Distortion	France	1025982	27-Jul-2005
3D Systems, Inc.	Method, Apparatus, and Article of Manufacture for a Control System in a Selective Deposition Modeling System	France	1031392	26-May-2004
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	France	1026564	22-Jun-2005
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	France	1033229	6-Oct-2004
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	France	1170115	3-Nov-2004
3D Systems, Inc.	Photocurable Compositions Containing Reactive Particles	United Kingdom	1497696	17-Dec-2014
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	United Kingdom	1671183	6-Jan-2016
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	United Kingdom	1680712	20-Jan-2016
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	United Kingdom	1924887	22-Nov-2017
3D Systems, Inc.	Use of Walloastonite in SLS Powders	United Kingdom	1941322	30-May-2018
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	United Kingdom	2137576	29-Aug-2018
3D Systems, Inc.	Curable Composition	United Kingdom	2118169	18-Jul-2012
3D Systems, Inc.	Photocurable Resin Composition For Producing Three Dimensional Articles Having High Clarity	United Kingdom	2215525	10-Jan-2018
3D Systems, Inc.	Improvements for Rapid Prototyping Apparatus	United Kingdom	2346669	29-Mar-2017
3D Systems, Inc.	Thermoplastic Powde Material System for Appearance Models from 3D Printing Systems	United Kingdom	1628823	26-Oct-2011
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	United Kingdom	2269808	22-Mar-2017
3D Systems, Inc.	Apparatus and Methods for 3D Printing	United Kingdom	1542858	16-Nov-2013
3D Systems, Inc.	Methods and Compositions for Three-Dimensional Printing	United Kingdom	1416792	30-Apr-2014
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	United Kingdom	1226019	3-Mar-2004
3D Systems, Inc.	Apparatus and Methods for 3D Printers	United Kingdom	1805024	10-Apr-2013
3D Systems, Inc.	Test Pattern and Alighment Method for 3D Printers	United Kingdom	2226200	9-Apr-2014
3D Systems, Inc.	Compositions For Three-Dimensional Printing of Solid Objects	United Kingdom	1272334	14-Nov-2012
3D Systems, Inc.	Method And Apparatus For Prototyping A Three-Dimensional Apparatus	United Kingdom	1385704	16-Nov-2011
3D Systems, Inc.	Method and Apparatus For Prototpying A Three-Dimensional Apparatus	United Kingdom	2261009	12-Jul-2017
3D Systems, Inc.	Three Dimensional Printer	United Kingdom	1429911	14-Mar-2012
3D Systems, Inc.	Production of Three-Dimensional Objects by Use of Electromagnetic Radiation	United Kingdom	2001656	15-Oct-2014
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	United Kingdom	2024168	22-Aug-2012
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	United Kingdom	2450177	8-May-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, And Ease of Use	United Kingdom	2109528	15-Mar-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	United Kingdom	2089215	18-Feb-2015
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	United Kingdom	2664442	14-Feb-2018
3D Systems, Inc.	Stereolithographic Method and Apparatus for Production of Three-Dimensional Object Using Recoating Parameters for Groups of Layers	United Kingdom	1025980	18-Oct-2006
3D Systems, Inc.	Quantized Feed System for Solid Freeform Fabrication	United Kingdom	1432566	6-Jun-2007
3D Systems, Inc.	Phase Change Solid Imaging Material	United Kingdom	1099734	28-May-2008
3D Systems, Inc.	Stereolithographic Supports	United Kingdom	1120228	16-Aug-2006
3D Systems, Inc.	Electronic Spot Light Control	United Kingdom	1237034	21-Jun-2006
3D Systems, Inc.	Electronic Spot Light Control	United Kingdom	1659438	18-Mar-2009
3D Systems, Inc.	Detoxification of Solid Freeform Fabrication (SFF) Materials	United Kingdom	1245369	14-May-2008
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	United Kingdom	1270186	23-Aug-2006
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	United Kingdom	1458825	5-Dec-2012
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	United Kingdom	1456307	7-Dec-2011
3D Systems, Inc.	Selective Deposition Modeling With Curable Phase Change Materials	United Kingdom	1434683	19-Jul-2006
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	United Kingdom	1600281	8-Oct-2008
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	United Kingdom	1600282	15-Aug-2007
3D Systems, Inc.	Ventilation and Cooling in Selective Deposition Modeling	United Kingdom	1375115	12-Aug-2015
3D Systems, Inc.	Stereolithographic Resins with High Temperature and High Impact Resistance	United Kingdom	1385055	14-Mar-2007
3D Systems, Inc.	Sintering Using Thermal Image Feedback	United Kingdom	1466718	15-Jun-2011
3D Systems, Inc.	Nanoparticle-filled stereolithographic resins	United Kingdom	1508834	6-Apr-2016
3D Systems, Inc.	Continuous Calibration of a Non-Contract Thermal Sensor for Laser Sintering	United Kingdom	1634694	2-Dec-2009
3D Systems, Inc.	Controlled Densification of Fusible Powders in Laser Sintering	United Kingdom	2421003	10-Nov-2009
3D Systems, Inc.	Laser Sintering Powder Recycle System	United Kingdom	1700686	8-Jul-2015
3D Systems, Inc.	Stereolithographic Apparatus	United Kingdom	1645402	18-May-2011
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	United Kingdom	1710625	20-Jan-2010
3D Systems, Inc.	Improved Edge Smoothness With Low Resolution Projected Images for Use in Solid Imaging	United Kingdom	2148244	4-Jan-2012
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	United Kingdom	1733866	20-Jan-2010
3D Systems, Inc.	Laser Scanning and Power Control in a Rapid Prototyping System	United Kingdom	1705616	16-May-2012
3D Systems, Inc.	Apparatus and Method for Aligning a Removable Build Chamber Within a Process Chamber	United Kingdom	1704989	4-Jan-2012
3D Systems, Inc.	Pneumatic Powder Transport System	United Kingdom	1707342	3-Jan-2018
3D Systems, Inc.	Thermal Management System For A Removable Build Chamber For Use With A Laser Sintering System	United Kingdom	1707341	13-May-2009
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in Solid Imaging	United Kingdom	1842243	19-Oct-2011
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	United Kingdom	1721725	27-Feb-2008
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	United Kingdom	2203297	16-May-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	United Kingdom	1769901	7-Dec-2016
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	United Kingdom	1790463	3-Nov-2010
3D Systems, Inc.	Material Delivery System for Use in Solid Imaging	United Kingdom	1852244	5-Oct-2011
3D Systems, Inc.	Rapid Prototyping Apparatus	United Kingdom	1769903	21-May-2014
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	United Kingdom	1769904	11-Feb-2015
3D Systems, Inc.	Improved Rapid Protoyping and Manufacturing System and Method	United Kingdom	1769902	13-Apr-2016
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	United Kingdom	1894704	28-Jun-2017
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	United Kingdom	2185344	13-Jun-2018
3D Systems, Inc.	Selective Deposition Modeling Using CV UV LED Curing	United Kingdom	2271476	10-Apr-2013
3D Systems, Inc.	Solid Imaging System with Removal of Excess Uncured Build Material	United Kingdom	1946908	8-Jun-2011
3D Systems, Inc.	Imager Assembly and Method for Solid Imaging	United Kingdom	1946910	28-Mar-2012
3D Systems, Inc.	Solid Imaging Appartus and Method	United Kingdom	1946907	2-Jan-2013
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	United Kingdom	1946911	23-Dec-2015
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	United Kingdom	1950032	20-Jun-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	United Kingdom	2344323	4-Apr-2018
3D Systems, Inc.	Stereolithography Systems and Methods Using Internal Laser Modulation	United Kingdom	2646223	28-Jun-2017
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	United Kingdom	2429802	2-Oct-2013
3D Systems, Inc.	Apparatus for Three Dimensional Printing Using Thermal Layers	United Kingdom	1735133	13-Jul-2011
3D Systems, Inc.	Imaging Assembly	United Kingdom	2451630	3-Mar-2016
3D Systems, Inc.	Support Material and Applications Thereof	United Kingdom	2678147	6-May-2015
3D Systems, Inc.	Build Material and Applications Thereof	United Kingdom	2683774	29-Aug-2018
3D Systems, Inc.	Build Material and Applications Thereof	United Kingdom	2774954	30-May-2018
3D Systems, Inc.	Build Material and Applications Thereof	United Kingdom	3044270	19-Aug-2018
3D Systems, Inc.	Solid Imaging Systems, Components Thereof, and Methods of Solid Imaging	United Kingdom	2748676	26-Apr-2017
3D Systems, Inc.	Adhesive for 3D Printing	United Kingdom	2849931	25-Apr-2018
3D Systems, Inc.	Custom Braces, Casts and Devices Having Fenestrations, Limited Flexibility and Modular Construction and Methods for Designing and Fabricating	United Kingdom	2585007	10-Aug-2016
3D Systems, Inc.	Replaceable Fairing For Prosthetic Limb or Brace	United Kingdom	2496188	23-Jan-2019
3D Systems, Inc.	Prosthetic Limb	United Kingdom	2309951	29-Aug-2018
3D Systems, Inc.	Prosthetic Limb	United Kingdom	2803337	30-Jan-2019
3D Systems, Inc.	Improved Powder Distribution for Laser Sintering Systems	United Kingdom	2969486	9-May-2018
3D Systems, Inc.	Three Dimensional Printing Material System and Method	United Kingdom	60 2014 025 195.1	9-May-2018
3D Systems, Inc.	Conformal Hand Brace	United Kingdom	2967963	9-May-2018
3D Systems, Inc.	Build Materials Having a Metallic Appearance for 3D Printing	United Kingdom	3191554	3-Oct-2018
3D Systems, Inc.	Laser With Absorption Optimized Pumping of a Gain Medium	United Kingdom	1072073	3-Nov-2004
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	United Kingdom	1033222	11-Dec-2002
3D Systems, Inc.	Method and Apparatus for Stereolithography Forming Three-Dimensional Objects With Reduced Distortion	United Kingdom	1025982	27-Jul-2005
3D Systems, Inc.	Method, Apparatus, and Article of Manufacture for a Control System in a Selective Deposition Modeling System	United Kingdom	1031392	26-May-2004
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	United Kingdom	1026564	22-Jun-2005
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	United Kingdom	1033229	6-Oct-2004
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	United Kingdom	1170115	3-Nov-2004
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	Hong Kong	HK1092420	7-Sep-2012
3D Systems, Inc.	Thermoplastic Powder Material System	Hong Kong	HK1152678	5-Jan-2018
3D Systems, Inc.	Apparatus and Methods for 3D Printing	Hong Kong	HK1077541	21-Feb-2014
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	Hong Kong	HK1048617	3-Dec-2004
3D Systems, Inc.	Compositions For Three-DImensional Printing of Solid Objects	Hong Kong	1049299	7-Jun-2013
3D Systems, Inc.	Method And Apparatus For Prototyping A Three-Dimensional Apparatus	Hong Kong	1059761	7-Sep-2012
3D Systems, Inc.	Method and Apparatus for Prototyping a Three-Dimensional Apparatus	Hong Kong	1152010	29-Mar-2018
3D Systems, Inc.	Apparatus And Methods For Handling Materials In a 3-D Printer	Hong Kong	HK1126723	7-Jun-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, and Ease of Use	Hong Kong	HK1135647	10-Oct-2014
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Hong Kong	1135065	15-Nov-2013
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	India	241897	29-Jul-2010
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	India	264001	28-Nov-2014
3D Systems, Inc.	Antimony-Free Photocurable Resin Composition and Three-Dimensional Article	India	269062	29-Sep-2015
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	India	287105	5-Sep-2017
3D Systems, Inc.	Curable Compositions	India	295193	28-Mar-2018
3D Systems, Inc.	Apparatus and Methods for 3D Printers	India	261989	25-Jul-2014
3D Systems, Inc.	Apparatus And Methods For Handling Materials In A 3-D Printer	India	300936	11-Sep-2018
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	India	276420	19-Oct-2016
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in SolidImaging	India	285351	18-Jul-2017
3D Systems, Inc.	Material Delivery System for Use In Solid Imaging	India	285780	28-Jul-2017
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	India	293998	8-Mar-2018
3D Systems, Inc.	Solid Imaging Apparatus and Method	India	274121	12-Jul-2016
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	India	262591	28-Aug-2014
3D Systems, Inc.	Photocurable Compositions Containing Reactive Particles	Italy	1497696	17-Dec-2014
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	Italy	5.02016E+14	6-Jan-2016
3D Systems, Inc.	Photocurable Compositions For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	Italy	5.02016E+14	20-Jan-2016
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	Italy	5.02018E+14	22-Nov-2017
3D Systems, Inc.	Use of Walloastonite in SLS Powders	Italy	1941322	30-May-2018
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	Italy	2137576	29-Aug-2018
3D Systems, Inc.	Curable Composition	Italy	2118169	18-Jul-2012
3D Systems, Inc.	Photocurable Resin Composition For Producing Three Dimensional Articles Having High Clarity	Italy	5.02018E+14	10-Jan-2018
3D Systems, Inc.	Improvements for Rapid Prototyping Apparatus	Italy	2346669	29-Mar-2017
3D Systems, Inc.	Thermoplastic Powde Material System for Appearance Models from 3D Printing Systems	Italy	1628823	16-Oct-2011
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models from 3D Printing Systems	Italy	5.02017E+14	22-Mar-2017
3D Systems, Inc.	Apparatus and Methods for 3D Printing	Italy	1542858	6-Nov-2013
3D Systems, Inc.	Methods and Compositions for Three-Dimensional Printing	Italy	1415792	30-Apr-2014
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	Italy	1226019	3-Mar-2004
3D Systems, Inc.	Apparatus and Methods for 3D Printers	Italy	1805024	10-Apr-2013
3D Systems, Inc.	Test Pattern and Alighment Method for 3D Printers	Italy	2226200	9-Apr-2014
3D Systems, Inc.	Compositions For Three-Dimensional Printing of Solid Objects	Italy	1272334	14-Nov-2012
3D Systems, Inc.	Method and Apparatus For Prototyping A Three-Dimensional Apparatus	Italy	1385704	16-Nov-2011
3D Systems, Inc.	Method and Apparatus For Prototpying A Three-Dimensional Apparatus	Italy	5.02017E+14	12-Jul-2017
3D Systems, Inc.	Three Dimensional Printer	Italy	1429911	14-Mar-2012
3D Systems, Inc.	Production of Three-Dimensional Objects by Use of Electromagnetic Radiation	Italy	2001656	15-Oct-2014
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	Italy	2024168	22-Aug-2012
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3-D Printer	Italy	2450177	8-May-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, And Ease of Use	Italy	5.02017E+14	15-Mar-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Italy	2089215	18-Feb-2015
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Italy	5.02018E+14	14-Feb-2018
3D Systems, Inc.	Quantized Feed System for Solid Freeform Fabrication	Italy	1432566	6-Jun-2007
3D Systems, Inc.	Phase Change Solid Imaging Material	Italy	1099734	28-May-2008
3D Systems, Inc.	Stereolithographic Supports	Italy	1120228	16-Aug-2006
3D Systems, Inc.	Electronic Spot Light Control	Italy	1237034	21-Jun-2006
3D Systems, Inc.	Electronic Spot Light Control	Italy	1659438	18-Mar-2009
3D Systems, Inc.	Detoxification of Solid Freeform Fabrication (SFF) Materials	Italy	1245369	14-May-2008
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	Italy	1270186	23-Aug-2006
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Italy	1458825	5-Dec-2012
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Italy	1456307	7-Dec-2011
3D Systems, Inc.	Selective Deposition Modeling With Curable Phase Change Materials	Italy	1434683	19-Jul-2006
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	Italy	1600281	8-Oct-2008
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	Italy	1600282	15-Aug-2007
3D Systems, Inc.	Ventilation and Cooling in Selective Deposition Modeling	Italy	1375115	12-Aug-2015
3D Systems, Inc.	Stereolithographic Resins with High Temperature and High Impact Resistance	Italy	60312443.7	14-Mar-2007
3D Systems, Inc.	Sintering Using Thermal Image Feedback	Italy	1466718	15-Jun-2011
3D Systems, Inc.	Nanoparticle-filled sterolithographic resins	Italy	1508834	6-Apr-2016
3D Systems, Inc.	Continuous Calibration of a Non-Contract Thermal Sensor for Laser Sintering	Italy	1634694	2-Dec-2009
3D Systems, Inc.	Laser Sintering Recycle System	Italy	1700686	8-Jul-2015
3D Systems, Inc.	Stereolithographic Apparatus	Italy	1645402	18-May-2011
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	Italy	48747BE/2010	20-Jan-2010
3D Systems, Inc.	Improved Edge Smoothness With Low Resolution Projected Images for Use in Solid Imaging	Italy	2148244	4-Jan-2012
3D Systems, Inc.	Edge Smoothness with Low Resolution Projected Images for Use in Solid Imaging	Italy	48248BE/2010	20-Jan-2010
3D Systems, Inc.	Laser Scanning and Power Control in a Rapid Protoyting System	Italy	1705616	16-May-2012
3D Systems, Inc.	Apparatus and Method for Aligning a Removable Build Chamber Within a Process Chamber	Italy	1704989	4-Jan-2012
3D Systems, Inc.	Pneumatic Powder Transport System	Italy	5.02018E+14	3-Jan-2018
3D Systems, Inc.	Thermal Management System For A Removable Build Chamber For Use With A Laser Sintering System	Italy	1707341	13-May-2009
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in Solid Imaging	Italy	1855243	19-Oct-2011
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	Italy	1721725	27-Feb-2008
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	Italy	2203297	16-May-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Italy	5.02017E+14	7-Dec-2016
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Italy	1790463	3-Nov-2010
3D Systems, Inc.	Material Delivery System for Use in Solid Imaging	Italy	7251804.6	30-Apr-2007
3D Systems, Inc.	Rapid Prototyping Apparatus	Italy	1769903	21-May-2014
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Italy	1769904	11-Feb-2015
3D Systems, Inc.	Improved Rapid Prototyping and Manufacturing System and Method	Italy	1769902	13-Apr-2016
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	Italy	5.02017E+14	28-Jun-2017
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	Italy	5.02018E+14	4-Mar-2030
3D Systems, Inc.	Selective Deposition Modeling Using CV UV LED Curing	Italy	2271476	10-Apr-2013
3D Systems, Inc.	Solid Imaging System with Removal of Excess Uncured Build Material	Italy	1946908	8-Jun-2011
3D Systems, Inc.	Imager Assembly and Method for Solid Imaging	Italy	1946910	28-Mar-2012
3D Systems, Inc.	Solid Imaging Appartus and Method	Italy	1946907	2-Jan-2013
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	Italy	1946911	23-Dec-2015
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	Italy	1950032	20-Jun-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	Italy	5.02018E+14	4-Apr-2018
3D Systems, Inc.	Stereolithography Systems and Methods Using Internal Laser Modulation	Italy	2646223	28-Jun-2017
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Italy	2429802	2-Oct-2013
3D Systems, Inc.	Apparatus for Three Dimensional Printing Using Thermal Layers	Italy	1735133	13-Jul-2011
3D Systems, Inc.	Imaging Assembly	Italy	2451630	30-Mar-2016
3D Systems, Inc.	Support Material and Applications Thereof	Italy	2678147	6-May-2015
3D Systems, Inc.	Build Material and Applications Thereof	Italy	2683774	29-Aug-2018
3D Systems, Inc.	Build Material and Applications Thereof	Italy	2774954	30-May-2018
3D Systems, Inc.	Build Material and Applications Thereof	Italy	3044270	29-Aug-2018
3D Systems, Inc.	Solid Imaging Systems, Components Thereof, and Methods of Solid Imaging	Italy	5.02017E+14	26-Apr-2017
3D Systems, Inc.	Adhesive for 3D Printing	Italy	2849931	25-Apr-2018
3D Systems, Inc.	Custom Braces, Casts and Devices Having Fenestrations, Limited Flexibility and Modular Construction and Methods for Designing and Fabricating	Italy	2585007	10-Aug-2016
3D Systems, Inc.	Replaceable Fairing For Prosthetic Limb or Brace	Italy	2496188	23-Jan-2019
3D Systems, Inc.	Prosthetic Limb	Italy	2309951	29-Aug-2018
3D Systems, Inc.	Prosthetic Limb	Italy	2803337	30-Jan-2019
3D Systems, Inc.	Improved Powder Distribution for Laser Sintering Systems	Italy	5.02018E+14	9-May-2018
3D Systems, Inc.	Three Dimensional Printing Material System and Method	Italy	5.02018E+14	9-May-2018
3D Systems, Inc.	Conformal Hand Brace	Italy	5.02018E+14	9-May-2018
3D Systems, Inc.	Build Materials Having a Metallic Appearance for 3D Printing	Italy	3191554	3-Oct-2018
3D Systems, Inc.	Laser With Absorption Optimized Pumping of a Gain Medium	Italy	1072073	3-Nov-2004
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Italy	1033222	11-Dec-2002
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	Italy	1170115	3-Nov-2004
3D Systems, Inc.	Photocurable Compositions containing Reactive Polysiloxane Particles	Japan	4553590	23-Jul-2010
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	Japan	4772681	1-Jul-2011
3D Systems, Inc.	Photocurable Composition For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	Japan	4874116	2-Dec-2011
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	Japan	5306814	5-Jul-2013
3D Systems, Inc.	Antimony-Free Photocurable Resin Composition and Three-Dimensional Article	Japan	5250776	26-Apr-2013
3D Systems, Inc.	Dual Photonitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	Japan	5559033	13-Jun-2014
3D Systems, Inc.	Curable Compositions	Japan	5550351	30-May-2014
3D Systems, Inc.	Photocurable Resin Composition For Producing Three Dimensional Articles Having High Clarity	Japan	5881948	12-Feb-2016
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models From 3D Printing Systems	Japan	4662942	14-Jan-2011
3D Systems, Inc.	Apparatus and Methods for 3D Printing	Japan	4782424	28-Sep-2011
3D Systems, Inc.	Material Systems and Methods of Three-Dimensional Printing	Japan	4624626	12-Nov-2010
3D Systems, Inc.	Apparatus and Methods for 3D Printers	Japan	5122960	2-Nov-2012
3D Systems, Inc.	Apparatus and Methods for Servicing 3D Printers	Japan	5678018	9-Jan-2015
3D Systems, Inc.	Compositions For Three-DImensional Printing of Solid Objects	Japan	5160711	21-Dec-2012
3D Systems, Inc.	Method And Apparatus For Prototyping A Three-Dimensional Apparatus	Japan	4491230	9-Apr-2010
3D Systems, Inc.	Method And Apparatus For Prototyping A Three-Dimensional Apparatus	Japan	4537476	25-Jun-2010
3D Systems, Inc.	Three-DImensional Printer	Japan	4611629	22-Oct-2010
3D Systems, Inc.	Apparatus And Methods For Handling Materials In a 3-D Printer	Japan	5243413	12-Apr-2013
3D Systems, Inc.	Three-Dimensional Printing Material System With Improved Color. Part Performance, and Ease of Use	Japan	5129267	9-Nov-2012
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Japan	5189598	1-Feb-2013
3D Systems, Inc.	Cryogenically Ground Branched Polyamide-12 Powder	Japan	5711538	13-Mar-2015
3D Systems, Inc.	Laser With Absorption Optimized Pumping of a Gain Medium	Japan	3967754	8-Jun-2007
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Japan	3396200	7-Feb-2003
3D Systems, Inc.	Method and Apparatus for Stereolithography Forming Three-Dimensional Objects With Reduced Distortion	Japan	4015339	21-Sep-2007
3D Systems, Inc.	Method, Apparatus, and Article of Manufacture for a Control System in a Selective Deposition Modeling System	Japan	4339484	10-Jul-2009
3D Systems, Inc.	Stereolithographic Method and Apparatus for Production of Three-Dimensional Object Using Recoating Parameters for Groups of Layers	Japan	3803223	12-May-2006
3D Systems, Inc.	Method and Apparatus for Forming Three-Dimensional Objects Using Line Width Compensation with Small Feature Retention	Japan	4002045	24-Aug-2007
3D Systems, Inc.	Stereolithographic Method and Apparatus with Enhanced Control of Prescribed Stimulation Production and Application	Japan	4503522	30-Apr-2010
3D Systems, Inc.	Quantized Feed System for Solid Freeform Fabrication	Japan	4527397	11-Jun-2010
3D Systems, Inc.	Stereolithographic Supports	Japan	3556911	21-May-2004
3D Systems, Inc.	Micro-Slicing Contour Smoothing Technique	Japan	3862523	6-Oct-2006
3D Systems, Inc.	Method to Reduce Differential Shrinkage in Three-Dimensional Stereolithographic Objects	Japan	3955448	11-May-2007
3D Systems, Inc.	Electronic Spot Light Control	Japan	4057311	21-Dec-2007
3D Systems, Inc.	Method for Forming Three-Dimensional Objects	Japan	4350934	31-Jul-2009
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Japan	4643140	10-Dec-2010
3D Systems, Inc.	Ultraviolet Light Curable Hot Melt Composition	Japan	4551087	16-Jul-2010
3D Systems, Inc.	Single Side Bi-Directional Feed For Laser Sintering	Japan	4146453	27-Jun-2008
3D Systems, Inc.	Single Side Feed Parked Powder Wave Heating with Wave Flattener	Japan	4146454	27-Jun-2008
3D Systems, Inc.	Ventilation and Cooling in Selective Deposition Modeling	Japan	3837126	4-Aug-2006
3D Systems, Inc.	Stereolithographic Resins Containing Selected Oxetane Compounds	Japan	4865190	18-Nov-2011
3D Systems, Inc.	Stereolithographic Resins with High Temperature and High Impact Resistance	Japan	4050667	7-Dec-2007
3D Systems, Inc.	Sintering Using Thermal Image Feedback	Japan	4146385	27-Jun-2008
3D Systems, Inc.	Nanoparticle-Filled Stereolithographic Resins	Japan	3971412	15-Jun-2007
3D Systems, Inc.	Continuous Calibration of a Non-Contact Thermal Sensor for Laser Sintering	Japan	4076091	8-Feb-2008
3D Systems, Inc.	Laser Sintering Powder Recycle System	Japan	4745867	20-May-2011
3D Systems, Inc.	Stereolithographic Apparatus	Japan	4745783	20-May-2011
3D Systems, Inc.	Laser Scanning And Power Control In A Rapid Prototyping System	Japan	4833701	30-Sep-2011
3D Systems, Inc.	Apparatus and Method for Aligning a Removable Build Chamber Within a Process Chamber	Japan	4805704	19-Aug-2011
3D Systems, Inc.	Pneumatic Powder Transport System	Japan	4919325	10-Feb-2012
3D Systems, Inc.	Thermal Management System For A Removable Build Chamber For Use With A Laser Sintering System	Japan	4919326	10-Feb-2012
3D Systems, Inc.	Material Delivery Tension and Tracking System for Use in SolidImaging	Japan	4787204	22-Jul-2011
3D Systems, Inc.	Laser Sintering Process Chamber Gas Curtain Window Cleansing In A Laser Sintering System	Japan	4898280	6-Jan-2012
3D Systems, Inc.	Region-Based Supports for Parts Produced by Solid Freeform Fabrication	Japan	5777136	17-Jul-2015
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Japan	4999059	25-May-2012
3D Systems, Inc.	Material Delivery System for Use In Solid Imaging	Japan	4855998	4-Nov-2011
3D Systems, Inc.	Improved Rapid Prototyping and Manufacturing System and Method	Japan	5035874	13-Jul-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Japan	5192676	8-Feb-2013
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Japan	5113364	19-Oct-2012
3D Systems, Inc.	Rapid Prototyping and Manufacturing System and Method	Japan	4919336	10-Feb-2012
3D Systems, Inc.	Wall Smoothness, Feature Accuracy and Resolution in Projected Images via Exposure Levels in Solid Imaging	Japan	4937044	2-Mar-2012
3D Systems, Inc.	Automatic Geometric Calibration Using Laser Scanning Reflectometry	Japan	5735803	24-Apr-2015
3D Systems, Inc.	Imager Assembly and Methods for Solid Imaging	Japan	6312237	30-Mar-2018
3D Systems, Inc.	Solid Imaging Apparatus and Method	Japan	4778005	8-Jul-2011
3D Systems, Inc.	Cartridge for Solid Imaging Apparatus and Method	Japan	4856102	4-Nov-2011
3D Systems, Inc.	Imager and Method for Consistent Repeatable Alignment in a Solid Imaging Apparatus	Japan	5096937	28-Sep-2012
3D Systems, Inc.	Compensation of Actinic Radiation Intensity Profiles for Three-Dimensional Modelers	Japan	5379236	4-Oct-2013
3D Systems, Inc.	Stereolithography Systems and Methods Using Intenal Laser Modulation	Japan	5739010	1-May-2015
3D Systems, Inc.	Compositions and Methods for Selective Deposition Modeling	Japan	5431576	13-Dec-2013
3D Systems, Inc.	Imaging Assembly	Japan	5792720	14-Aug-2015
3D Systems, Inc.	Solid Imaging Systems, Components Thereof, and Methods of Solid Imaging	Japan	6073900	13-Jan-2017
3D Systems, Inc.	Color Stable Inks and Applications Thereof	Japan	6384974	17-Aug-2018
3D Systems, Inc.	Custom Braces, Casts and Devices and Methods for Designing And Fabricating (Bespoke)	Japan	5421383	29-Nov-2013
3D Systems, Inc.	Replaceable Fairing for Prosthetic Limb or Brace	Japan	5723380	3-Apr-2015
3D Systems, Inc.	Prosthetic Limb (Bespoke)	Japan	5956408	24-Jun-2016
3D Systems, Inc.	BRACE WITH ELONGATED FENESTRATIONS	Japan	6073374	13-Jan-2017
3D Systems, Inc.	Bikini Brace	Japan	6218290	6-Oct-2017
3D Systems, Inc.	Improved Powder Distribution fo Laser Sintering System	Japan	6178491	21-Jul-2017
3D Systems, Inc.	Chute for Laser Sintering Systems	Japan	6178492	21-Jul-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method	Japan	6185648	4-Aug-2017
3D Systems, Inc.	Three Dimensional Printing Material System and Method	Japan	6384976	17-Aug-2018
3D Systems, Inc.	Conformal Hand Brace	Japan	6348966	8-Jun-2018
3D Systems, Inc.	Inks for 3D Printing	Japan	6374018	27-Jul-2018
3D Systems, Inc.	System and Method for Fabricating Custom Medical Implant Devices	Japan	6455946	28-Dec-2018
3D Systems, Inc.	Inks Comprising Gellants for3D Printing	Japan	6374034	27-Jul-2018
3D Systems, Inc.	Fracturing a Shell of a Three Dimensional Object	Japan	6406776	28-Sep-2018
3D Systems, Inc.	Water Dispersible Support Materials for 3D Printing	Japan	6391713	31-Aug-2018
3D Systems, Inc.	Inks Comprising Liquid Rubber for 3D Printing	Japan	6401391	14-Sep-2018
3D Systems, Inc.	Photocurable Compositions containing Reactive Polysiloxane Particles	Korea	-532613	3-Sep-2010
3D Systems, Inc.	Photocurable Compositions for Articles Having Stable Tensile Properties	Korea	10-1165481	6-Jul-2012
3D Systems, Inc.	Photocurable Composition For Producing Cured Articles Having High Clarity and Improved Mechanical Properties	Korea	10-1138169	12-Apr-2012
3D Systems, Inc.	Photocurable Compositions for Preparing ABS-Like Articles	Korea	10-1291891	25-Jul-2013
3D Systems, Inc.	Antimony-Free Photocurable Resin Composition and Three-Dimensional Article	Korea	-640725	13-Mar-2014
3D Systems, Inc.	Dual Photoinitiator, Photocurable Composition, Use Thereof and Process for Producing a Three Dimensional Article	Korea	10-1721254	23-Mar-2017
3D Systems, Inc.	Curable Compositions	Korea	-15795	24-Mar-2015
3D Systems, Inc.	Thermoplastic Powder Material System for Appearance Models From 3D Printing Systems	Korea	1513841	26-Jan-2012
3D Systems, Inc.	Thermoplastic Powder Material System For Appearance Mmodesl From 3D Printing Systems	Korea	10-1148770	16-May-2012
3D Systems, Inc.	Apparatus and Methods for 3D Printers	Korea	10-1342341	10-Dec-2013
3D Systems, Inc.	Compositions For Three-DImensional Printing of Solid Objects	Korea	10-838878	10-Jun-2008
3D Systems, Inc.	Apparatus And Methods For Handling Materials In a 3-D Printer	Korea	10-1436647	26-Aug-2014
3D Systems, Inc.	Apparatus and Methods for Handling Materials in a 3D Printer	Korea	10-1537494	10-Jul-2015
3D Systems, Inc.	Three Dimensional Printing Material System and Method Using Peroxide Cure	Korea	10-1407801	9-Jun-2014
3D Systems, Inc.	Custom Braces, Casts and Devices And Methods for Designing And Fabricating (Bespoke)	Korea	10-1595144	11-Feb-2016
3D Systems, Inc.	Replaceable Fairing For Prosthetic Limb or Brace (Bespoke)	Korea	10-1726013	5-Apr-2017
3D Systems, Inc.	Adjustable Brace	Korea	10-1630097	7-Jun-2016
3D Systems, Inc.	Proesthetic Limb (Bespoke)	Korea	10-1478868	26-Dec-2014
3D Systems, Inc.	Method, Apparatus, and Article of Manufacture for a Control System in a Selective Deposition Modeling System	Netherlands	1031392	26-May-2004

Licensed Patents

None.

Licensed Patent Applications

None.

Third Party Violations of Patents

None.

Claims for Grantor Violation of Patents

None.

ANNEX VI
to Security Agreement

LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS, TRADEMARK AND SERVICE MARK REGISTRATIONS,
APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS, DOMAIN NAMES, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

Trademark Registrations – United States (US)

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
3D SYSTEMS, INC.	3D SYSTEMS	U.S.	2705637	15-APR-2003
3D SYSTEMS, INC.	ACCUDENTAL	U.S.	3263092	10-JUL-2007
3D SYSTEMS, INC.	ACCURA	U.S.	2809333	27-JAN-2004
3D SYSTEMS, INC.	CAD PRO ADVANTAGE and Design	U.S.	3001588	27-SEP-2005
3D SYSTEMS, INC.	CLINICAL EXPRESS	U.S.	2659832	10-DEC-2002
3D SYSTEMS, INC.	DIAGNOSTIC PRO ADVANTAGE and Design	U.S.	3108714	27-JUN-2006
3D SYSTEMS, INC.	DOSIMETRY PRO	U.S.	2945612	03-MAY-2005
3D SYSTEMS, INC.	DURAFORM	U.S.	2611081	27-AUG-2002
3D SYSTEMS, INC.	FREEFORM	U.S.	2550418	19-MAR-2002
3D SYSTEMS, INC.	GEOMAGIC	U.S.	2139595	24-FEB-1998

Annex VI to Security Agreement

3D SYSTEMS, INC.	GEOMAGIC and Design	U.S.	2498373	16-OCT-2001
3D SYSTEMS, INC.	GEOMAGIC CAPTURE	U.S.	2774835	21-OCT-2003
3D SYSTEMS, INC.	GEOMAGIC STUDIO	U.S.	2546689	12-MAR-2002
3D SYSTEMS, INC.	GEOMAGIC WRAP	U.S.	2597286	23-JUL-2002
3D SYSTEMS, INC.	GEOMAGICSTUDIO and Design	U.S.	2558405	09-APR-2002
3D SYSTEMS, INC.	GHOST	U.S.	2086117	05-AUG-1997
3D SYSTEMS, INC.	NETTOUCH.	U.S.	2430161	20-FEB-2001
3D SYSTEMS, INC.	OPENHAPTICS	U.S.	3015264	15-NOV-2005
3D SYSTEMS, INC.	PHANTO PHANTOM and Design	U.S.	2083626	29-JUL-1997
3D SYSTEMS, INC.	PHANTOM	U.S.	2720224	03-JUN-2003
3D SYSTEMS, INC.	QUICKPARTS	U.S.	2530901	15-JAN-2002
3D SYSTEMS, INC.	QUICKQUOTE	U.S.	2541884	19-FEB-2002

3D SYSTEMS, INC.	SMARTFEEDER	U.S.	2924512	01-FEB-2005
3D SYSTEMS, INC.	THERMOJET	U.S.	2478949	21-AUG-2001
3D SYSTEMS, INC.	VIDAR	U.S.	3546076	16-DEC-2008
3D SYSTEMS, INC.	VISIJET	U.S.	2776849	21-OCT-2003
3D SYSTEMS, INC.	VISIJET	U.S.	3098162	30-MAY-2006
3D SYSTEMS, INC.	WEBTOUCH.	U.S.	2188217	08-SEP-1998
3D SYSTEMS, INC.	WRAP	U.S.	2269984	10-AUG-1999
3D SYSTEMS, INC.	Z	U.S.	2577673	11-JUN-2002
3D SYSTEMS, INC.	ZB	U.S.	2692035	04-MAR-2003
3D SYSTEMS, INC.	ZP	U.S.	2577674	11-JUN-2002
3D SYSTEMS, INC.	ZPRINTER	U.S.	2778599	28-OCT-2003
3D SYSTEMS, INC.	3D SPRINT	U.S.	5396238	06-FEB-2018
3D SYSTEMS, INC.	3D SYSTEMS	U.S.	5410982	27-FEB-2018
3D SYSTEMS, INC.	3DME	U.S.	4436220	19-NOV-2013

Annex VI to Security Agreement

3D SYSTEMS, INC.	3DS and Design	U.S.	5390031	30-JAN-2018
3D SYSTEMS, INC.	ARTHROVIEW	U.S.	4944284	26-APR-2016
3D SYSTEMS, INC.	ARTHROVIEW ANATOMICAL MODEL	U.S.	3592823	17-MAR-2009
3D SYSTEMS, INC.	BESPOKE INNOVATIONS	U.S.	4258079	11-DEC-2012
3D SYSTEMS, INC.	BLOKIFY	U.S.	4625931	21-OCT-2014

3D SYSTEMS, INC.	CIMATRON	U.S.	5017279	09-AUG-2016
3D SYSTEMS, INC.	CLEARVIEW	U.S.	4944282	26-APR-2016
3D SYSTEMS, INC.	CLS	U.S.	4283363	29-JAN-2013
3D SYSTEMS, INC.	COCOJET	U.S.	4920804	22-MAR-2016
3D SYSTEMS, INC.	CREATE WITH CONFIDENCE	U.S.	4425652	29-OCT-2013
3D SYSTEMS, INC.	CREATIVITY REIMAGINED	U.S.	4428832	05-NOV-2013
3D SYSTEMS, INC.	CUBEPRO	U.S.	4588255	19-AUG-2014
3D SYSTEMS, INC.	CUBEX	U.S.	4477071	04-FEB-2014
3D SYSTEMS, INC.	CUBIFY	U.S.	4588915	19-AUG-2014
3D SYSTEMS, INC.	DURAFORM	U.S.	3519767	21-OCT-2008
3D SYSTEMS, INC.	GENTLE GIANT	U.S.	5446164	17-APR-2018
3D SYSTEMS, INC.	HAPSTACK	U.S.	4803785	01-SEP-2015
3D SYSTEMS, INC.	INFINITY	U.S.	4929163	29-MAR-2016
3D SYSTEMS, INC.	LABRYNTH	U.S.	4311460	02-APR-2013
3D SYSTEMS, INC.	LASERFORM	U.S.	5018055	09-AUG-2016
3D SYSTEMS, INC.	MENTORLEARN	U.S.	3720780	08-DEC-2009
3D SYSTEMS, INC.	MY ROBOT NATION	U.S.	4195829	21-AUG-2012
3D SYSTEMS, INC.	OSTEOVIEW	U.S.	4944283	26-APR-2016
3D SYSTEMS, INC.	PROCEDURE REHEARSAL STUDIO	U.S.	3797749	01-JUN-2010
3D SYSTEMS, INC.	PROJET	U.S.	4202187	04-SEP-2012
3D SYSTEMS, INC.	PROX	U.S.	4931026	05-APR-2016
3D SYSTEMS, INC.	QUICKCAST	U.S.	3988232	05-JUL-2011

Annex VI to Security Agreement

3D SYSTEMS, INC.	QUICKHAPTICS	U.S.	3716656	24-NOV-2009
3D SYSTEMS, INC.	QUICKPARTS	U.S.	4279169	22-JAN-2013
3D SYSTEMS, INC.	U/S MENTOR	U.S.	4589402	19-AUG-2014
3D SYSTEMS, INC.	VIDAR SYSTEMS CORPORATION	U.S.	3645575	30-JUN-2009
3D SYSTEMS, INC.	VSP	U.S.	3834444	17-AUG-2010

Trademark Registration Applications

Grantor	Mark	Jurisdiction	ITU Status	Application No.	Filing Date
3D SYSTEMS, INC.	3D CONNECT	U.S.	SOU Filed	87597909	06-SEP-2017
3D SYSTEMS, INC.	3DXPERT	U.S.	SOU Not Filed	87159472	02-SEP-2016

3D SYSTEMS, INC.	DYNABOT	U.S.	SOU Filed	87890642	24-APR-2018
3D SYSTEMS, INC.	FABPRO	U.S.	SOU Filed	87533813	19-JUL-2017
3D SYSTEMS, INC.	FIGURE 4	U.S.	SOU Filed	87597941	06-SEP-2017
3D SYSTEMS, INC.	NEXTDENT	U.S.	SOU Filed	87597969	06-SEP-2017

Trademark Registrations – Non-US

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
3D SYSTEMS, INC.	QUICKPARTS	Brazil	840715749	7/26/2016
3D SYSTEMS, INC.	FREEFORM	Canada	TMA5843333	6/25/2003
3D SYSTEMS, INC.	CUBE	China	13386207	4/28/2015
3D SYSTEMS, INC.	CUBITY-CLASS 40	China	13386206	2/14/2015
3D SYSTEMS, INC.	CUBIFY-CLASS 42	China	13386208	1/28/2015
3D SYSTEMS, INC.	3DS (FIGURATIVE) IN CLASS 07	China	10651331	3/21/2016
3D SYSTEMS, INC.	3DS (FIGURATIVE) IN CLASS 01	China	10651332	1/28/2014
3D SYSTEMS, INC.	SIMPOSIA	China	1103078	8/25/2011
3D SYSTEMS, INC.	GIBBS	Germany	39841918	8/29/2018
3D SYSTEMS, INC.	VIRTUAL GIBBS	Germany	39841920
3D SYSTEMS, INC.	CUBE	Ecuador	10587889	8/30/2012
3D SYSTEMS, INC.	CUBIFY	Ecuador	10587905	6/25/2012

Annex VI to Security Agreement

3D SYSTEMS, INC.	3DS (FIGURATIVE)	Ecuador	10727584	7/4/2015
3D SYSTEMS, INC.	CAD PRO ADVANTAGE LOGO	Ecuador	4049805	2/2/2006
3D SYSTEMS, INC.	PROJET	Ecuador	11063237	12/18/2012
3D SYSTEMS, INC.	GEOMAGIC STUDIO	Ecuador	9647223	5/23/2011
3D SYSTEMS, INC.	SENSABLE	Ecuador	905950	5/18/2000
3D SYSTEMS, INC.	PHANTOM	Ecuador	906008	11/29/1999
3D SYSTEMS, INC.	SINTAFLEX	Ecuador	F20778635	7/4/2005
3D SYSTEMS, INC.	GIBBS	Ecuador	729525
3D SYSTEMS, INC.	CIMATRON	Ecuador	15066988	5/24/2016
3D SYSTEMS, INC.	GENTLE GIANT	Ecuador	16607327	8/17/2017
3D SYSTEMS, INC.	3D CONNECT	Ecuador	17197948	1/8/2018
3D SYSTEMS, INC.	DURAFORM	Europe	644120/3	10/22/1999
3D SYSTEMS, INC.	ACCURA	Europe	2541282/5	6/5/2003
3D SYSTEMS, INC.	INSIGHT ROBOT	Europe	5057963	4/5/2007
3D SYSTEMS, INC.	INSIGHT ARTHROVR	Europe	6521421	1/8/2009
3D SYSTEMS, INC.	LAYERWISE	Europe	6856041	8/11/2009
3D SYSTEMS, INC.	DENTWISE	Europe	11568565	7/30/2013
3D SYSTEMS, INC.	INSIGHT VIEWER	Europe	5299987	8/30/2007
3D SYSTEMS, INC.	SIMPOSIA	Israel	1103078	8/25/2011
3D SYSTEMS, INC.	DURAFORM	India	1370879	3/28/2018
3D SYSTEMS, INC.	VISIJET	India	1370189	3/28/2018
3D SYSTEMS, INC.	FREEFORM	Japan	1301069	11/22/2005
3D SYSTEMS, INC.	DURAFORM	Japan	5294121	1/15/2010
3D SYSTEMS, INC.	ACCURA	Japan	4796491	9/21/2004
3D SYSTEMS, INC.	CUBE	Japan	5540059	11/30/2012
3D SYSTEMS, INC.	CUBIFY	Japan	5516736	8/24/2012
3D SYSTEMS, INC.	3DS (FIGURATIVE)	Japan	5531724	10/26/2012
3D SYSTEMS, INC.	PROJET	Japan	5592599	6/21/2013
3D SYSTEMS, INC.	PHANTOM	Japan	4865752	5/20/2005
3D SYSTEMS, INC.	SIMPOSIA	Japan	1103078	8/25/2011
3D SYSTEMS, INC.	CIMATON	Japan	5852473	5/20/2016
3D SYSTEMS, INC.	LASERFORM	Japan	5868577	7/22/2016
3D SYSTEMS, INC.	3DXPERT	Japan	5941346	4/21/2017
3D SYSTEMS, INC.	GENTLE GIANT	Japan	5995910	11/10/2017
3D SYSTEMS, INC.	3D SPRINT	Japan	1364879	5/11/2018
3D SYSTEMS, INC.	CUBIFY	Korea	41-294685	7/23/2014
3D SYSTEMS, INC.	CUBIFY	Korea	40-1409537	7/23/2014
3D SYSTEMS, INC.	MENTORLEARN	Russian Federation	521034	8/25/2014
3D SYSTEMS, INC.	PROCEDURE REHEARSAL STUDIO	Russian Federation	507357	2/26/2014
3D SYSTEMS, INC.	SIMBIONIX	Russian Federation	507358	2/26/2014

Annex VI to Security Agreement

3D SYSTEMS, INC.	SIMPOSIA	Russian Federation	1103078	8/25/2011
3D SYSTEMS, INC.	ANGIO MENTOR	Russian Federation	521033	8/25/2014

Trademark Registration Applications – Non-US

Grantor	Mark	Jurisdiction	Status	Filing Date
3D Systems, Inc.	Cube	Brazil	PENDING	10/15/2013
3D Systems, Inc.	3DS (figurative) in Class 40	China	PENDING	03/21/2012
3D Systems, Inc.	Geomagic	China	PENDING	07/07/2012
3D Systems, Inc.	Freeform	China	PENDING	09/05/2014
3D Systems, Inc.	VIDAR	Ecuador	PENDING	11/15/2007
3D Systems, Inc.	VIDAR SYSTEMS CORPORATION	Ecuador	PENDING	11/15/2007
3D Systems, Inc.	Laserform	Ecuador	PENDING	2/24/2016
3D Systems, Inc.	3DXpert	Ecuador	PENDING	10/4/2016
3D Systems, Inc.	3DS (figurative)	India	PENDING	3/21/2012
3D Systems, Inc.	3DS (figurative)	Turkey	PENDING	11/28/2018

Domain Names

Registrar	Domain Name	Creation Date	Expiration Date
101Domains	3dsystems.fr	Unknown	10/21/2019
101Domains	3dsystems.it	Unknown	11/4/2019
101Domains	cubify.co.za	Unknown	2/27/2021
101Domains	cubify.com.sg	Unknown	3/12/2021
101Domains	producitons3dprinters	Unknown	10/21/2019
101Domains	quickparts.com.ar	Unknown	3/12/2021
101Domains	quickparts.com.uy	Unknown	11/11/2019
101Domains	quickparts.uy	Unknown	11/11/2019
101Domains	steamtrax.asia	Unknown	6/30/2022
101Domains	stemtrax.asia	Unknown	6/30/2022
AmericanRegistry	dentwise.fr	2/7/2019	2/6/2020

Annex VI to Security Agreement

AmericanRegistry	dentwise.be	2/7/2019	2/6/2020
AmericanRegistry	layerwise.fr	2/7/2019	2/6/2020
AmericanRegistry	layerwise.be	2/6/2019	2/5/2020
AmericanRegistry	gibbscam.es	4/30/2009	7/31/2019
AmericanRegistry	gibbscam.jp	4/30/2009	7/31/2019
AmericanRegistry	gibbscam.fr	4/30/2009	7/31/2019
GoDaddy	3DBRYCE.COM	6/28/2007	6/28/2020
GoDaddy	3DHOMEPRINTER.COM	5/14/2007	5/14/2019
GoDaddy	3DHOMEPRINTERS.COM	5/14/2007	5/14/2019
GoDaddy	3DME.COM	1/28/1997	1/29/2021
GoDaddy	3dmedicalmodeling.net	11/3/2015	11/3/2020
GoDaddy	3dmedicalmodeling.org	11/3/2015	11/3/2020
GoDaddy	3dprintingfilament.com	9/30/2011	9/30/2021
GoDaddy	3DPRINTINGHARDWARE.COM	10/18/2007	10/18/2019
GoDaddy	3dprintingworld.com	7/20/2008	7/20/2019
GoDaddy	3DPROPARTS.COM	8/31/2007	8/31/2021
GoDaddy	3dsacademy.com	10/29/2015	10/29/2020
GoDaddy	3DSCULINARY.COM	5/12/2015	5/12/2025
GoDaddy	3DSCULINARY.US	5/12/2015	5/11/2020
GoDaddy	3DSCULINARYLAB.COM	5/12/2015	5/12/2020
GoDaddy	3DSCULINARYLAB.US	5/12/2015	5/11/2020
GoDaddy	3DSCULINARYLABS.COM	5/12/2015	5/12/2020
GoDaddy	3DSCULINARYLABS.US	5/12/2015	5/11/2020
GoDaddy	3DSPRINT.COM	9/23/2012	9/23/2024
GoDaddy	3DSPRINT.IO	12/12/2014	12/12/2024
GoDaddy	3DSPRINT.IT	12/13/2014	12/13/2019
GoDaddy	3DSPRINT.SOLUTIONS	12/12/2014	12/12/2022
GoDaddy	3DSPRINT.US	12/12/2014	12/11/2022
GoDaddy	3DSYSTE.MS	7/1/2013	7/1/2019
GoDaddy	3DSYSTEM1.COM	5/5/2010	5/5/2024
GoDaddy	3dsystems-europe.com	10/7/1997	10/6/2022
GoDaddy	3DSYSTEMS.COM	7/19/1996	7/18/2025
GoDaddy	3DSYSTEMS.COM.MX	11/6/2013	11/6/2021
GoDaddy	3DSYSTEMS.EMAIL	3/26/2014	3/26/2022
GoDaddy	3DSYSTEMS.MX	11/6/2013	11/6/2021
GoDaddy	3DSYSTEMS.NET	1/14/2000	1/14/2024
GoDaddy	3dsystems.nl	11/13/2006	10/30/2019
GoDaddy	3DSYSTEMS.SOLUTIONS	3/26/2014	3/26/2022
GoDaddy	3DSYSTEMS.SUPPORT	3/26/2014	3/26/2022
GoDaddy	3DSYSTEMS.SYSTEMS	3/26/2014	3/26/2024
GoDaddy	3DSYSTEMS.TECHNOLOGY	2/18/2014	2/18/2022
GoDaddy	3DSYSTEMS.TRAINING	3/26/2014	3/26/2022
GoDaddy	3DSYSTEMS1.COM	11/10/2007	11/10/2025

Annex VI to Security Agreement

GoDaddy	3dsystemsacademy.com	10/28/2015	10/28/2025
GoDaddy	3DSYSTEMSUNIVERSITY.COM	7/5/2006	7/5/2025
GoDaddy	3DWORLDCONFERENCE.COM	2/1/2007	2/1/2022
GoDaddy	3DXCUBATOR.COM	9/17/2014	9/17/2019
GoDaddy	3DYSTEMS.MOBI	3/5/2008	3/5/2022
GoDaddy	absprototypes.com	5/29/2002	5/29/2019
GoDaddy	ACCELERATEDTECHNOLOGIES.COM	12/23/1999	12/23/2021
GoDaddy	ACU-CAST.COM	9/24/1998	9/23/2024
GoDaddy	ACUCAST.COM	9/23/1998	9/22/2024
GoDaddy	AFFORDABLE3DPRINTING.COM	12/1/2008	12/1/2020
GoDaddy	ANGIOMENTOR.COM	6/17/2010	6/17/2020
GoDaddy	appparts.com	6/27/2006	6/27/2019
GoDaddy	approto.com	9/15/2002	9/15/2019
GoDaddy	approto1.com	11/10/2007	11/10/2019
GoDaddy	arcquote.com	10/30/2007	10/30/2019
GoDaddy	ATIRAPID.COM	6/2/1999	6/2/2019
GoDaddy	CAD2PROTOTYPE.COM	6/27/2006	6/27/2019
GoDaddy	cadincolor.com	6/27/2006	6/27/2019
GoDaddy	CADWITS.COM	3/12/2012	3/12/2022
GoDaddy	CASTINGPATTERNS.COM	11/29/1999	11/29/2026
GoDaddy	CERTIFIEDBY3D.COM	7/21/2008	7/21/2025
GoDaddy	CIMATRONTECH.COM	1/4/2002	1/4/2020
GoDaddy	colored-parts.com	6/27/2006	6/27/2019
GoDaddy	COLOREDPARTS.COM	6/27/2006	6/27/2020
GoDaddy	cranialvsp.com	11/5/2015	11/5/2023
GoDaddy	craniopagus.com	1/20/2004	1/20/2020
GoDaddy	CUBIFY.COM	1/2/2006	1/2/2022
GoDaddy	CUBIFY.NET	3/29/2011	3/29/2022
GoDaddy	CUBIFY.ORG	3/29/2011	3/29/2022
GoDaddy	DDDSPRINT.COM	12/12/2014	12/12/2021
GoDaddy	DDDWS.COM	3/12/2014	3/12/2020
GoDaddy	DENTAL3DPRINTERS.COM	3/20/2009	3/20/2022
GoDaddy	DENTALDIGITALDIGITIZER.COM	5/4/2010	5/4/2019
GoDaddy	DENTALDIGITIZER.COM	5/4/2010	5/4/2024
GoDaddy	DENTALFILMDIGITIZER.COM	1/12/2010	1/12/2024
GoDaddy	DENTALFILMDIGITIZERS.COM	1/12/2010	1/12/2021
GoDaddy	dentalvsp.com	2/22/2011	2/22/2022
GoDaddy	DESKTOPFACTORIES.COM	10/15/2010	10/15/2026
GoDaddy	DESKTOPFACTORY.COM	8/18/2003	8/18/2022
GoDaddy	DESKTOPFACTORYMODELS.COM	12/1/2008	12/1/2020
GoDaddy	digitaldollhouse.org	4/10/2016	4/10/2022
GoDaddy	DNASCANNER.COM	6/13/2003	6/13/2020
GoDaddy	DPT-FAST.COM	12/11/1997	12/10/2023

Annex VI to Security Agreement

GoDaddy	DPTFAST.COM	5/24/2002	12/26/2023
GoDaddy	everyoneneedsalittlehead.com	6/14/2012	6/14/2019
GoDaddy	EXPRESSPATTERN.COM	4/11/1999	4/11/2022
GoDaddy	FDMPARTS.COM	5/29/2002	12/26/2023
GoDaddy	FDMPROTOTYPES.COM	12/28/2005	12/28/2021
GoDaddy	FDMQUOTE.COM	5/29/2002	12/26/2023
GoDaddy	FDMQUOTES.COM	5/29/2002	12/26/2023
GoDaddy	fetalmodels.com	1/20/2004	1/20/2022
GoDaddy	figureme.com	12/15/2008	12/15/2021
GoDaddy	figureme3d.com	12/15/2008	12/15/2021
GoDaddy	freedomofcreation.cn	10/10/2007	10/10/2019
GoDaddy	freedomofcreation.com	9/21/2000	9/21/2022
GoDaddy	freedomofcreation.eu	10/10/2007	10/31/2022
GoDaddy	freedomofcreation.net	10/1/2004	10/1/2024
GoDaddy	freedomofcreation.nl	11/21/2008	11/30/2019
GoDaddy	freedomofcreation.org	10/1/2004	10/1/2022
GoDaddy	gentlegianttoys.com	9/15/2017	9/15/2020
GoDaddy	geomagic.co.uk	6/17/2009	6/17/2019
GoDaddy	gibbscam.com	1/22/1998	1/21/2020
GoDaddy	GIMENTOR.COM	6/7/1999	6/30/2020
GoDaddy	gslb3dsystems.com	8/22/2016	8/22/2021
GoDaddy	IMTOOLING.COM	9/24/2003	12/26/2021
GoDaddy	LAPMENTOR.COM	6/17/2010	6/17/2020
GoDaddy	LASERDIGITIZER.COM	6/13/2002	6/13/2020
GoDaddy	LASERFILMDIGITIZERS.COM	6/13/2002	6/13/2020
GoDaddy	laserrepro.com	1/17/1997	1/18/2024
GoDaddy	LASERSINTER.COM	2/13/2004	2/13/2022
GoDaddy	LASERSINTERING.COM	2/13/2004	2/13/2022
GoDaddy	LASERSINTERING.NET	1/29/2009	1/24/2022
GoDaddy	LASERSINTERING.ORG	1/30/2009	1/30/2021
GoDaddy	LOWCOST3DPRINTING.COM	12/1/2008	12/1/2025
GoDaddy	medicalmodeling.net	10/22/2010	10/22/2019
GoDaddy	medicalmodeling.org	10/22/2010	10/22/2019
GoDaddy	medicalmodelling.com	1/20/2004	1/20/2020
GoDaddy	MEDICALSCANNER.COM	12/20/2000	12/20/2025
GoDaddy	MENTORLEARN.COM	3/12/2008	6/30/2021
GoDaddy	MENTORLEARN.MOBI	6/17/2010	6/17/2020
GoDaddy	MESHCAD.COM	8/13/2005	8/13/2022
GoDaddy	METALPROTOTYPES.COM	11/29/2005	11/29/2025
GoDaddy	MFGMALL.COM	1/18/2008	1/18/2021
GoDaddy	MIRACLEPARTS.COM	5/14/2006	5/14/2022
GoDaddy	MOELLERDESIGN.COM	3/8/1997	3/8/2022
GoDaddy	MOELLERDESIGN.NET	6/5/2000	6/5/2019

Annex VI to Security Agreement

GoDaddy	MOELLERDESIGN.ORG	6/5/2000	6/5/2019
GoDaddy	MQAST.COM	3/6/2009	3/6/2022
GoDaddy	MYPRINT3D.COM	7/12/2008	7/12/2025
GoDaddy	MYPRINT3D.INFO	7/12/2008	7/12/2020
GoDaddy	MYPRINT3D.NET	7/12/2008	7/12/2020
GoDaddy	MYPRINT3D.ORG	7/12/2008	7/12/2020
GoDaddy	MYQUOTE3D.COM	11/15/2007	11/15/2020
GoDaddy	MYSTEAMTRAX.COM	8/19/2015	8/19/2020
GoDaddy	NEXTDAYSLA.COM	5/14/2002	12/26/2025
GoDaddy	OBJETPARTS.COM	3/24/2006	3/24/2022
GoDaddy	ondemandmanufacturing.com	7/1/2015	7/1/2022
GoDaddy	ONLINEPROTOTYPES.COM	9/24/2003	12/26/2025
GoDaddy	orthognathicvsp.com	2/22/2011	2/22/2026
GoDaddy	orthovsp.com	11/5/2015	11/5/2023
GoDaddy	osteoguidance.com	4/5/2007	4/5/2022
GoDaddy	PART2QUOTE.COM	2/4/2008	2/4/2022
GoDaddy	PARTBENCH.COM	7/28/2010	7/28/2020
GoDaddy	PARTINSPECTION.COM	1/26/2003	1/24/2022
GoDaddy	PARTQUOTER.COM	2/4/2008	2/4/2024
GoDaddy	PARTSINCOLOR.COM	6/27/2006	6/27/2025
GoDaddy	PARTSQUOTER.COM	9/24/2003	12/26/2021
GoDaddy	PARTVIEWER.COM	3/27/2007	3/27/2022
GoDaddy	PATENT2PART.COM	3/16/2008	3/16/2022
GoDaddy	PATENTTOPART.COM	3/16/2008	3/16/2022
GoDaddy	phenix-systems.com	8/31/2000	8/31/2019
GoDaddy	PLATEDPARTS.COM	6/27/2006	6/27/2025
GoDaddy	PRINT3D.COM	8/23/1999	8/23/2019
GoDaddy	PRINT3D.US	1/23/2008	1/22/2020
GoDaddy	PRINT3DBLOG.COM	10/8/2008	10/8/2019
GoDaddy	PRINTIN3D.COM	7/5/2006	7/5/2020
GoDaddy	PRODUCTION3DPRINTERS.COM	6/2/2011	6/2/2024
GoDaddy	PROTOTYPESINCOLOR.COM	6/27/2006	6/27/2020
GoDaddy	QUICK-PARTS.COM	6/27/2006	6/27/2020
GoDaddy	quickarc.com	6/28/2005	6/28/2019
GoDaddy	QUICKCASTPATTERNS.COM	11/29/1999	11/29/2021
GoDaddy	quickcutcnc.com	4/7/2010	4/7/2019
GoDaddy	QUICKPARTS.COM.MX	11/11/2013	11/11/2021
GoDaddy	QUICKPARTS.INFO	10/18/2001	10/18/2026
GoDaddy	QUICKPARTS.MX	11/11/2013	11/11/2021
GoDaddy	QUICKPARTS.ORG	7/26/2007	7/26/2025
GoDaddy	QUICKPARTS1.COM	11/10/2007	11/10/2020
GoDaddy	QUICKPARTS3D.COM	6/11/2008	6/11/2019
GoDaddy	QUICKPARTSCAD.COM	6/11/2008	6/11/2019

Annex VI to Security Agreement

GoDaddy	QUICKPARTSGROUP.COM	6/27/2006	6/27/2019
GoDaddy	QUICKPARTSNATION.COM	6/7/2005	6/7/2019
GoDaddy	QUICKPARTSOURCE.COM	6/11/2008	6/11/2019
GoDaddy	QUICKPARTSSOURCE.COM	6/11/2008	6/11/2019
GoDaddy	QUICKQUOTE3D.COM	11/15/2007	11/15/2023
GoDaddy	RAPIDMFG.ORG	6/13/2008	6/13/2025
GoDaddy	reconvsp.com	11/5/2015	11/5/2023
GoDaddy	REMOTECTI.COM	7/7/2006	7/7/2020
GoDaddy	RPSUPPORT.COM	9/28/1998	9/27/2022
GoDaddy	SAMEDAYPROTOTYPES.COM	3/24/2006	3/24/2022
GoDaddy	SAMEDAYRP.COM	3/24/2006	3/24/2022
GoDaddy	SIERRAPLUS.COM	12/20/2000	12/20/2025
GoDaddy	SIMBIONIX.COM	6/7/1999	6/30/2022
GoDaddy	SIMBIONIXUSA.COM	10/24/2008	6/30/2019
GoDaddy	SLAPATTERNS.COM	11/29/1999	11/29/2021
GoDaddy	SLASERVICES.COM	12/7/1999	12/7/2021
GoDaddy	SLSPARTS.COM	5/29/2002	12/26/2025
GoDaddy	STEAMTRACKS.CO	8/19/2015	8/18/2020
GoDaddy	STEAMTRACKS.NET	8/19/2015	8/19/2020
GoDaddy	STEAMTRACKS.ORG	8/19/2015	8/19/2020
GoDaddy	STEAMTRACKS.US	8/19/2015	8/18/2020
GoDaddy	STEAMTRAX.CLUB	8/19/2015	8/18/2020
GoDaddy	STEAMTRAX.CO	8/19/2015	8/18/2020
GoDaddy	STEAMTRAX.INFO	8/19/2015	8/19/2020
GoDaddy	STEAMTRAX.ME	8/19/2015	8/19/2020
GoDaddy	STEAMTRAX.US	8/19/2015	8/18/2020
GoDaddy	STEAMTRAX.WEBSITE	8/19/2015	8/19/2020
GoDaddy	STEAMTRAX.WORLD	8/19/2015	8/19/2020
GoDaddy	STEMTRAX.INFO	8/19/2015	8/19/2020
GoDaddy	STEMTRAX.NET	8/19/2015	8/19/2020
GoDaddy	STEMTRAX.ORG	8/19/2015	8/19/2020
GoDaddy	STEREOLITHOGRAPHER.COM	1/3/2002	1/3/2022
GoDaddy	STEREOLITHOGRAPHIC.COM	6/12/2008	6/12/2024
GoDaddy	STEREOLITHOGRAPHY.BIZ	1/19/2011	1/18/2024
GoDaddy	STEREOLITHOGRAPHY.CO	7/20/2010	7/19/2021
GoDaddy	STEREOLITHOGRAPHY.COM	10/31/1997	10/29/2026
GoDaddy	STEREOLITHOGRAPHY.MOBI	9/24/2007	9/24/2022
GoDaddy	STEREOLITHOGRAPHY.NET	2/5/1998	2/4/2022
GoDaddy	STEREOLITHOGRAPHY.ORG	6/14/2001	6/14/2025
GoDaddy	STEREOLITHOGRAPHYINFO.COM	8/12/2000	8/12/2022
GoDaddy	STEREOLITOGRAFIA.COM	8/21/2001	8/21/2022
GoDaddy	STLVIEWER.COM	3/27/2007	3/27/2022
GoDaddy	SUPPORTCTI.COM	7/7/2006	7/7/2020

Annex VI to Security Agreement

GoDaddy	SURGICALSIMULATIONS.COM	6/17/2010	6/17/2020
GoDaddy	SYCODE.CO.UK	11/17/2005	11/17/2020
GoDaddy	SYCODE.COM	9/8/2004	9/8/2022
GoDaddy	SYCODE.INFO	11/24/2004	11/24/2020
GoDaddy	T3DS.COM	6/28/2007	6/28/2025
GoDaddy	T3DS.ORG	6/28/2007	6/28/2025
GoDaddy	tactileguidance.com	4/5/2007	4/5/2022
GoDaddy	tactileimaging.com	11/10/2004	11/10/2022
GoDaddy	TEAMPLATFORM.COM	7/10/2010	7/10/2020
GoDaddy	TEAMPLATFORM.NET	7/10/2010	7/10/2020
GoDaddy	TEAMPLATFORMS.COM	7/10/2010	7/10/2020
GoDaddy	TEAMPLATFORMS.NET	7/10/2010	7/10/2020
GoDaddy	TELERADIOLOGYSCANNER.COM	6/13/2002	6/13/2020
GoDaddy	TENDAYTOOLING.COM	10/5/2003	12/26/2021
GoDaddy	THE3DSTUDIO.COM	10/13/1999	10/13/2023
GoDaddy	THE3DSTUDIO.NET	7/1/2001	7/1/2023
GoDaddy	THE3DSTUDIO.ORG	7/1/2001	7/1/2023
GoDaddy	the3dsystemsacademy.com	10/28/2015	10/28/2025
GoDaddy	THESUGARLABS.COM	2/16/2015	2/16/2020
GoDaddy	THREEDSPRINT.COM	12/12/2014	12/12/2022
GoDaddy	TOPTOBOTTOMDENTAL.COM	3/20/2009	3/20/2022
GoDaddy	traumavsp.com	4/15/2010	4/15/2022
GoDaddy	VIDARDENTAL.COM	5/4/2010	5/4/2019
GoDaddy	VIDARDENTALDIGITIZER.COM	5/4/2010	5/4/2019
GoDaddy	VIDARDENTALSCANNER.COM	5/4/2010	5/4/2019
GoDaddy	VIDARPARTNER.NET	7/24/2002	7/24/2019
GoDaddy	VIDARVET.COM	6/14/2011	6/14/2020
GoDaddy	virtualgibbs.com	1/22/1998	1/21/2020
GoDaddy	virtualsurgicalplanning.com	9/23/2009	9/23/2019
GoDaddy	virtualsurgicalplanning.eu	11/5/2015	11/5/2023
GoDaddy	virtualsurgicalplanning.net	11/5/2015	11/5/2023
GoDaddy	virtualsurgicalplanning.org	11/5/2015	11/5/2023
GoDaddy	VIZTU.COM	3/4/2010	3/4/2022
GoDaddy	vspdistraction.com	7/3/2011	7/3/2022
GoDaddy	vspmicrotia.com	10/2/2012	10/2/2019
GoDaddy	vsporthognathics.com	7/3/2011	7/3/2022
GoDaddy	vsporthopaedics.com	9/29/2011	9/29/2019
GoDaddy	vspreconstruction.com	7/3/2011	7/3/2022
GoDaddy	vspsystem.com	12/22/2009	12/22/2025
GoDaddy	vspsystem.org	7/3/2011	7/3/2022
GoDaddy	vsptrauma.com	7/3/2011	7/3/2022
GoDaddy	3dexpressparts.com	5/3/2018	5/3/2019
GoDaddy	3dlaserparts.com	2/7/2010	2/7/2020

Annex VI to Security Agreement

GoDaddy	3dmedicalmodeling.com	2/2/2015	2/2/2020
GoDaddy	3dp4me.com	10/2/2007	10/2/2020
GoDaddy	3dprinters4gov.com	4/18/2007	4/18/2020
GoDaddy	3dprintingpartners.com	8/22/2005	8/22/2021
GoDaddy	3dprintstore.com	7/20/2008	7/20/2019
GoDaddy	3dpuser.com	5/1/2006	5/1/2020
GoDaddy	3dsystems.de	4/10/2018	4/10/2019
GoDaddy	3dsystemsgov.com	1/29/2019	1/29/2020
GoDaddy	3dxpressparts.com	2/7/2010	2/7/2020
GoDaddy	americanprecisionprototyping.com	6/27/2006	6/27/2019
GoDaddy	buyfdm.com	4/14/2003	12/26/2019
GoDaddy	buysla.com	4/14/2003	12/26/2019
GoDaddy	buysomos.com	9/8/2006	9/8/2019
GoDaddy	cadalysts.com	10/31/2008	10/31/2019
GoDaddy	clinicalmodeling.com	8/26/2012	8/26/2019
GoDaddy	craniofacialmodels.com	8/18/2003	8/18/2020
GoDaddy	dentwise.de	5/2/2018	5/2/2019
GoDaddy	dentwise.eu	3/29/2009	9/30/2019
GoDaddy	dsmquote.com	9/21/2006	9/21/2019
GoDaddy	easychinaparts.com	7/13/2005	7/13/2019
GoDaddy	fairmodelprice.com	8/24/2007	8/24/2019
GoDaddy	fairpartprice.com	8/24/2007	8/24/2019
GoDaddy	fairtoolingprice.com	8/24/2007	8/24/2019
GoDaddy	fastresin.com	8/2/2006	8/2/2019
GoDaddy	filmdigitizer.com	12/17/1998	12/17/2019
GoDaddy	filmdigitizers.com	12/16/1998	12/16/2019
GoDaddy	gentlegiantstudios.com	9/23/1998	9/22/2021
GoDaddy	geomagic.com	10/20/1996	10/19/2021
GoDaddy	highqualitylowcost.com	7/13/2005	7/13/2019
GoDaddy	htr-pmi.com	1/13/2003	1/13/2023
GoDaddy	htrpmi.com	1/13/2003	1/13/2023
GoDaddy	im-tooling.com	9/24/2003	12/26/2019
GoDaddy	imtooling.net	9/24/2003	12/26/2019
GoDaddy	instantarc.com	7/11/2007	7/11/2019
GoDaddy	instantresin.com	8/2/2006	8/2/2019
GoDaddy	instockresin.com	8/2/2006	8/2/2019
GoDaddy	inustech.com	3/14/1999	3/13/2020
GoDaddy	inustech.net	7/20/2018	7/20/2020
GoDaddy	inustechnology.com	3/14/1999	3/13/2020
GoDaddy	layeredmanufacturing.com	7/27/2006	7/27/2019
GoDaddy	layeredparts.com	7/27/2006	7/27/2019
GoDaddy	layerwise.com	3/12/2008	3/12/2020
GoDaddy	layerwise.es	2/8/2012	2/8/2020

Annex VI to Security Agreement

GoDaddy	layerwise.eu	3/13/2008	3/31/2020
GoDaddy	layerwise.nl	3/13/2008	1/31/2020
GoDaddy	managemyparts.com	8/9/2006	8/9/2019
GoDaddy	manageparts.com	8/9/2006	8/9/2019
GoDaddy	medicalmodeling.com	5/27/1997	4/6/2028
GoDaddy	mfgmgt.com	9/5/2006	9/5/2019
GoDaddy	needpartsfast.com	7/26/2006	7/26/2019
GoDaddy	needresin.com	8/2/2006	8/2/2019
GoDaddy	office3dprinter.com	7/20/2008	7/20/2019
GoDaddy	partbeat.com	8/17/2006	8/17/2019
GoDaddy	partcontrol.com	8/9/2006	8/9/2019
GoDaddy	partdirector.com	8/9/2006	8/9/2019
GoDaddy	partgps.com	8/17/2006	8/17/2019
GoDaddy	partmanagement.com	8/9/2006	8/9/2019
GoDaddy	partmgt.com	9/5/2006	9/5/2019
GoDaddy	partmonitor.com	8/9/2006	8/9/2019
GoDaddy	partnation.com	8/17/2006	8/17/2019
GoDaddy	partrecord.com	9/5/2006	9/5/2019
GoDaddy	partrfq.com	1/19/2008	1/19/2020
GoDaddy	partsalestech.com	2/4/2008	2/4/2020
GoDaddy	partsmonitor.com	8/9/2006	8/9/2019
GoDaddy	partstrax.com	8/9/2006	8/9/2019
GoDaddy	partvision.com	8/17/2006	8/17/2019
GoDaddy	print3dworld.com	8/1/2008	8/1/2019
GoDaddy	protomold1.com	11/10/2007	11/10/2019
GoDaddy	prototypesnow.com	7/26/2006	7/26/2019
GoDaddy	qp3d.com	8/17/2008	8/17/2019
GoDaddy	qparch.com	7/2/2007	7/2/2019
GoDaddy	qparchitect.com	7/2/2007	7/2/2019
GoDaddy	qpbuild.com	7/2/2007	7/2/2019
GoDaddy	qpbuilder.com	7/2/2007	7/2/2019
GoDaddy	qpcasting.com	12/26/2002	12/26/2019
GoDaddy	qpcnc.com	12/26/2002	12/26/2019
GoDaddy	qpdimension.com	12/26/2002	12/26/2019
GoDaddy	qpfactoryoutlet.com	2/18/2009	2/18/2020
GoDaddy	qpfdm.com	12/26/2002	12/26/2019
GoDaddy	qpinspection.com	12/26/2002	12/26/2019
GoDaddy	qpmachining.com	12/26/2002	12/26/2019
GoDaddy	qpmetals.com	12/26/2002	12/26/2019
GoDaddy	qpmolding.com	12/26/2002	12/26/2019
GoDaddy	qpplastics.com	12/26/2002	12/26/2019
GoDaddy	qpprod.com	12/13/2006	12/13/2019
GoDaddy	qpprototypes.com	12/26/2002	12/26/2019

Annex VI to Security Agreement

GoDaddy	qpsla.com	12/26/2002	12/26/2019
GoDaddy	qpsls.com	12/26/2002	12/26/2019
GoDaddy	qptgroup.com	10/8/2007	10/8/2019
GoDaddy	qptgroup.net	10/8/2007	10/8/2019
GoDaddy	qptgroup.org	10/9/2007	10/9/2019
GoDaddy	qptooling.com	12/26/2002	12/26/2019
GoDaddy	qptracker.com	8/9/2006	8/9/2019
GoDaddy	qqtinc.com	1/16/2008	1/16/2020
GoDaddy	qqtllc.com	1/16/2008	1/16/2020
GoDaddy	quick-arc.com	7/10/2007	7/10/2019
GoDaddy	quick-arc.net	7/10/2007	7/10/2019
GoDaddy	quick3dmodels.com	7/29/2008	7/29/2019
GoDaddy	quick3dprint.com	7/29/2008	7/29/2019
GoDaddy	quick3dprinter.com	7/20/2008	7/20/2019
GoDaddy	quick3dprinters.com	7/20/2008	7/20/2019
GoDaddy	quick3dprinting.com	7/20/2008	7/20/2019
GoDaddy	quick3dprints.com	7/29/2008	7/29/2019
GoDaddy	quickarc.cn	8/24/2007	8/24/2019
GoDaddy	quickarc.com.cn	8/24/2007	8/24/2019
GoDaddy	quickarc.net	7/10/2007	7/10/2019
GoDaddy	quickarc.org	8/24/2007	8/24/2019
GoDaddy	quickmaterials.com	8/2/2006	8/2/2019
GoDaddy	quickparts.com	5/27/1997	4/6/2028
GoDaddy	quickparts.com.cn	8/24/2007	8/24/2019
GoDaddy	quickpartschina.com	8/11/2005	8/11/2019
GoDaddy	quickpartseurope.com	8/11/2005	8/11/2019
GoDaddy	quickpartsjapan.com	8/11/2005	8/11/2019
GoDaddy	quickprint3d.com	7/20/2008	7/20/2019
GoDaddy	quickprints3d.com	7/29/2008	7/29/2020
GoDaddy	quickproduction.com	7/12/2005	7/12/2019
GoDaddy	quickqualityparts.com	7/12/2005	7/12/2019
GoDaddy	quickquotetech.com	1/29/2008	1/29/2020
GoDaddy	quote2part.com	2/4/2008	2/4/2020
GoDaddy	quoteapp.com	2/9/2006	2/9/2020
GoDaddy	quotearrk.com	2/9/2006	2/9/2020
GoDaddy	quotelaser.com	2/9/2006	2/9/2020
GoDaddy	quotemgt.com	9/5/2006	9/5/2019
GoDaddy	quoterpdg.com	2/9/2006	2/9/2020
GoDaddy	rapidarc.com	7/11/2007	7/11/2019
GoDaddy	rapidarcs.com	7/11/2007	7/11/2019
GoDaddy	rapidform.com	2/4/1999	2/4/2020
GoDaddy	rapidresin.com	8/2/2006	8/2/2019
GoDaddy	resin-stock.com	8/2/2006	8/2/2019

Annex VI to Security Agreement

GoDaddy	resinnow.com	8/2/2006	8/2/2019
GoDaddy	resinstock.com	8/2/2006	8/2/2019
GoDaddy	rfqmonitor.com	8/17/2006	8/17/2019
GoDaddy	rfqvision.com	8/17/2006	8/17/2019
GoDaddy	rpincolor.com	6/27/2006	6/27/2019
GoDaddy	sensable.com	8/2/1995	8/1/2019
GoDaddy	sensabledesign.com	5/31/2011	5/31/2022
GoDaddy	shippartstoday.com	7/26/2006	7/26/2019
GoDaddy	slaprototypes.com	12/28/2005	12/28/2019
GoDaddy	slsprototypes.com	12/28/2005	12/28/2019
GoDaddy	solidbrainwave.com	10/31/2008	10/31/2019
GoDaddy	solidworksquote.com	1/18/2005	1/18/2020
GoDaddy	stockresin.com	8/2/2006	8/2/2019
GoDaddy	sworksquote.com	1/18/2005	1/18/2020
GoDaddy	trackapart.com	8/9/2006	8/9/2019
GoDaddy	twoweekparts.com	10/5/2003	12/26/2019
GoDaddy	vidar.com	8/15/1994	8/14/2019
GoDaddy	worldof3dprinting.com	7/20/2008	7/20/2019
GoDaddy	worldpartmanager.com	8/17/2006	8/17/2019
GoDaddy	z-prints.com	8/21/2007	8/21/2021
GoDaddy	zbuilder.com	2/2/1999	2/2/2022
GoDaddy	zcorp.biz	11/16/2001	11/18/2022
GoDaddy	zcorp.cn	5/24/2004	6/24/2020
GoDaddy	zcorp.co	6/15/2010	6/14/2019
GoDaddy	zcorp.co.uk	5/24/2004	5/24/2020
GoDaddy	zcorp.com	5/27/1995	2/8/2020
GoDaddy	zcorp.com.cn	5/24/2004	6/24/2020
GoDaddy	zcorp.es	11/13/2005	11/13/2019
GoDaddy	zcorporation.com	2/21/2004	2/21/2022
GoDaddy	zcorporation.eu	11/7/2006	1/7/2020
GoDaddy	zprinter.com	5/21/2003	5/21/2021
GoDaddy	zprototypes.com	10/31/2008	10/31/2019
GoDaddy	zscanner.com	6/7/2006	6/7/2020

Licensed Trademarks

None.

Licensed Trademark Applications

None.

Annex VI to Security Agreement

Trade Secret Licenses

None.

Third Party Violations of Trademarks

None.

Claims for Grantor Violations of Trademarks

None.

LIST OF DEPOSIT ACCOUNTS, AND SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

Securities Accounts

None.

Commodity Accounts

None.

LIST OF COMMERCIAL TORT CLAIMS

Grantor	Description of Commercial Tort Claim
3D Systems, Inc.
3D Systems, Inc. vs. Paul A. Miller and Union Tech.

On September 13, 2017, 3D Systems commenced a lawsuit in federal court against a former employee, Paul A. Miller, and his new employer, Union Tech, Inc. The lawsuit is currently pending in the United States District Court, Southern District of Indiana, Indianapolis Division, 3D Systems Corporation v. Paul A. Miller and Union Tech, Inc., Case No. 1:17-cv-3252-RLY-MJD.

In its Verified Complaint, 3D Systems asserts claims against Miller and Union Tech for: (1) violation of the Federal Defend Trade Secrets Act, 28 U.S.C. § 1836 et seq.; (2) violation of the Federal Computer Fraud and Abuse Act, 18 U.S.C. § 1030 (Miller only); (3) breach of contract (Miller only); (4) violation of the Indiana Uniform Trade Secrets Act, Ind. Code Ann. § 24-2-3-1 et seq.; (5) breach of the duty of loyalty and fiduciary duty; (6) tortious interference with contractual relations; and (7) tortious interference with contractual relations (Union Tech only).

[FORM OF]

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of [_____], 20[_] by [_____], a [place of organization] [type of entity] (the “Additional Grantor”).

Pursuant to the Credit Agreement dated as of February 27, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among 3D Systems Corporation. (the “Borrower”), the guarantors party thereto (the “Guarantors”), each of the Lenders party thereto (the “Lenders”), and HSBC Bank USA, National Association, as Administrative Agent, the Borrower and certain of its Subsidiaries (collectively, the “Grantors”), have executed and delivered that certain Security Agreement dated as of February 27, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which such Grantors have jointly and severally secured the Obligations. Terms defined in the Security Agreement (including terms defined therein by reference to terms in the Credit Agreement) are used herein as defined therein.

In accordance with Section 8.1.9 and Section 8.1.12 of the Credit Agreement, the Additional Grantor hereby agrees that, from and after the date hereof, it shall be a “Grantor” for all purposes of the Credit Agreement and the Security Agreement, with all the rights and obligations of a Grantor under the Security Agreement and hereby supplements each of the Annexes to the Security Agreement in the manner set forth in Schedule I hereto.
Without limiting the foregoing, the Additional Grantor (a) hereby unconditionally, jointly and severally with the other Grantors, grants a security interest in the Collateral to the Administrative Agent for the benefit of the Secured Parties for the prompt Payment In Full when due (whether at stated maturity, by acceleration or otherwise) of all Obligations in the same manner and to the same extent as is provided in Article III of the Security Agreement and (b) submits to the non-exclusive jurisdiction of the courts, waives jury trial, all as provided in the Security Agreement as if it were an original signatory thereto.

IN WITNESS WHEREOF, the Additional Grantor has caused this Joinder Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
[NAME OF ADDITIONAL GRANTOR]
By_________________________
Name:
Title:

ACKNOWLEDGED BY:
HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent
By_________________________
Name:
Title:

NAMES, LOCATIONS AND FILING DETAILS

[See Sections 2.3, 2.4 and 4.7]

Names

Grantor’s correct legal name:	Previous names:	Additional names:	Type of organization:	Jurisdiction of organization/Principal Place of Residence
[___________]

Changes in Name

Grantor’s correct legal name:	Description of name changes:
[___________]

Filing Office

Grantor’s correct legal name:	Filing Office:
[___________]

NEW DEBTOR EVENTS

[See Section 2.4]

PLEDGED EQUITY INTERESTS AND PROMISSORY NOTES

[See definition of “Issuers” and “Initial Pledged Equity Interests” in Section 1.3 and Sections 2.5, 2.6, 3(j), 3(k) and 4.1(b)]

Part A
Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests

Grantor:	Issuer:	Class of Equity Interest:	Par Value:	Certificate No(s).	No. of Equity Interests /Units	Percentage of Outstanding Equity Interests /Units
[___________]

Part B

Pledged Notes

Grantor:	Issuer:	Amount of Note:	Maturity Date:
[___________]

LIST OF COPYRIGHTS, APPLICATIONS FOR COPYRIGHT REGISTRATIONS, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

[See definition of “Copyright Collateral” in Section 1.3 and Section 2.7]

Copyrights

Grantor	Title	Jurisdiction	Registration No.	Registration Date
[___________]

Copyright Applications

Grantor	Title	Jurisdiction	Application No.	Filing Date
[___________]

Exclusively Licensed Copyrights

License Agreement	Copyright Title	Jurisdiction	Registration No.	Registration Date
[___________]

Exclusively Licensed Copyright Applications

License Agreement	Copyright Title	Jurisdiction	Application No.	Filing Date
[___________]

Other Licensed Copyrights

License Agreement	Copyright Title	Jurisdiction	Registration No.	Registration Date
[___________]

Other Licensed Copyright Applications

License Agreement	Copyright Title	Jurisdiction	Application No.	Filing Date
[___________]

Third Party Violations of Copyrights

Claims for Grantor Violation of Copyrights

LIST OF PATENTS, PATENT APPLICATIONS, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

[See definition of “Patent Collateral” in Section 1.3 and Section 2.7]

Patents

Grantor	Title	Jurisdiction	Patent No.	Issue Date
[___________]

Patent Applications

Grantor	Title	Jurisdiction	Application/ Publication No.	Filing Date
[___________]

Licensed Patents

Grantor	Title	Jurisdiction	Patent No.	Issue Date
[___________]

Licensed Patent Applications

Grantor	Title	Jurisdiction	Application/ Publication No.	Filing Date
[___________]

Third Party Violations of Patents

Claims for Grantor Violation of Patents

LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS, TRADEMARK AND SERVICE MARK REGISTRATIONS,
APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS, DOMAIN NAMES, LICENSES, THIRD PARTY VIOLATIONS AND CLAIMS OF VIOLATION BY THIRD PARTIES

[See definition of “Trademark Collateral” in Section 1.3 and Section 2.7]

Trademarks

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
[___________]

Trademark Applications

Grantor	Mark	Jurisdiction	ITU Status	Application No.	Filing Date
[___________]

Domain Names

Grantor	Title	Registration No.	Registration Date
[___________]

Licensed Trademarks

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
[___________]

Licensed Trademark Applications

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
[___________]

Trade Secret Licenses

Third Party Violations of Trademarks

Claims for Grantor Violations of Trademarks

LIST OF DEPOSIT ACCOUNTS, AND SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

[See Section 2.8]

Deposit Accounts

Grantor	Type of Account	Name and Address of Approved Depositary Bank	Account Number
[___________]

Securities Accounts

Grantor	Type of Account	Name and Address of Approved Securities Intermediary	Account Number
[___________]

Commodity Accounts

Grantor	Type of Account	Name and Address of Commodity Intermediary	Account Number
[___________]

LIST OF COMMERCIAL TORT CLAIMS

[See Sections 2.9 and 3(p)]

Grantor	Description of Commercial Tort Claim
[___________]

[FORM OF]

[PATENT][COPYRIGHT][TRADEMARK]SECURITY AGREEMENT
This [PATENT][COPYRIGHT][TRADEMARK] AGREEMENT (this “Agreement”), dated as of [__], 20[__], made by each of the Persons listed on the signature pages hereto (each a “Grantor” and collectively, the “Grantors”), in favor of HSBC Bank USA, National Association, as Administrative Agent for the benefit of the Secured Parties (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to the Security Agreement, dated as of February 27, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Security Agreement), the Grantors [and [List other parties if not all Grantors under the Security Agreement are executing this Agreement]] have granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed to execute and deliver this Agreement, for recording with national, federal and state government authorities, including, but not limited to, the USPTO.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees with the Administrative Agent as follows:
Section 1.    Grant of Security. Each Grantor hereby unconditionally pledges and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in and to all of such Grantor’s right, title and interest in or to the following assets and properties whether now owned or hereafter acquired or arising and wherever located or in which such Grantor now has or at any time hereafter acquires any right, title or interest in [(collectively, the “Patent Collateral”)[(collectively, the “Copyright Collateral”)][(collectively, the “Trademark Collateral”)]:
(a)    [the patents and patent applications set forth in Schedule I hereto and all reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations thereof and amendments thereto (the "Patents")][ the copyright registrations, applications and copyright registrations and applications exclusively licensed to each Grantor set forth in Schedule I hereto, and all extensions and renewals thereof (the "Copyrights")][ the trademark registrations and applications set forth in Schedule I hereto, together with the goodwill connected with the use of and symbolized thereby and all extensions and renewals thereof (the “Trademarks”), excluding only United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications];
(b)    all rights of any kind whatsoever of such Grantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world; and
(c)    all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by such Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any [Patent][Copyright][Trademark] owned by such Grantor (including, without limitation, any United States [Patent][Copyright][Trademark] identified in Schedule I hereto).
Section 2.    Security for Obligations. The grant of a security interest in the [Patent][Copyright][Trademark] Collateral by each Grantor under this Agreement secures the payment and performance of all of the Obligations of the Secured Parties now or hereafter existing under the Credit Agreement.
Section 3.    Recordation. Each Grantor authorizes the Commissioner for [Patent][Copyright][Trademark] and any other government officials to record and register this Agreement upon request by the Administrative Agent.
Section 4.    Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Administrative Agent with respect to the [Patent][Copyright][Trademark] Collateral are as provided by the Credit Agreement, the Security Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.
Section 5.    Authorization to Supplement. Grantor shall comply with the obligations set forth in Section 4.4(b) of the Security Agreement in connection with obtaining rights to any new [patent][copyright][trademark] application or issued [patent][copyright][trademark] or become entitled to the benefit of any [patent][copyright][trademark] application or [patent][copyright][trademark] for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing [patent][copyright][trademark] or [patent][copyright][trademark] application. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize the Administrative Agent unilaterally to modify this Agreement by amending Schedule I to include any such new [patent][copyright][trademark] rights of each Grantor identified on the schedules delivered by Grantors to the Administrative Agent pursuant to Section 4.4(b) of the Security Agreement and which become part of the Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Administrative Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
Section 6.    Execution in Counterparts. This Agreement may be executed in counterparts and by different parties hereto in different counterparts, each of which shall constitute an original and all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif" format) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 7.    Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 8.    Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).
Section 9.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
Section 10.    Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GRANTOR[S]:
[GRANTOR]

By:	Name: [__] Title: [__]

AGREED TO AND ACCEPTED:

HSBC BANK USA, NATIONAL ASSOCIATION,
as Administrative Agent

By: _______________________________

Name: [__]
Title: [__]

Address for Notices:
HSBC Bank USA, National Association,
as Administrative Agent
[__]
Attention: [__]
Facsimile No.: [__]

[Patents

Grantor	Title	Jurisdiction	Patent No.	Issue Date
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]

Patent Applications]

Grantor	Title	Jurisdiction	Application/ Publication No.	Filing Date
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]

[Copyrights

Grantor	Title	Jurisdiction	Registration No.	Registration Date
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]

Copyright Applications

Grantor	Title	Jurisdiction	Application No.	Filing Date
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]

Exclusively Licensed Copyrights

License Agreement	Copyright Title	Jurisdiction	Registration No.	Registration Date
[__]	[__]	[__]	[__]	[__]

Exclusively Licensed Copyright Applications]

License Agreement	Copyright Title	Jurisdiction	Application No.	Filing Date
[__]	[__]	[__]	[__]	[__]

[Trademarks

Grantor	Mark	Jurisdiction	Registration No.	Registration Date
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]

Trademark Applications]

Grantor	Mark	Jurisdiction	ITU Status	Application No.	Filing Date
[__]	[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]	[__]
[__]	[__]	[__]	[__]	[__]	[__]

Annex VI to Security Agreement